Exhibit 10.1

10GEN, INC.

2008 STOCK INCENTIVE PLAN

Adopted by the Board on March 1, 2008

Approved by the Stockholders on March 1, 2008

8.7	Other Forms of Payment	9

SECTION 9.	ADJUSTMENT OF SHARES	9

9.1	General	9
9.2	Dissolution or Liquidation	9
9.3	Mergers and Consolidations	9
9.4	Reservation of Rights	10

SECTION 10.	REPURCHASE RIGHTS	10

10.1	Company’s Right To Repurchase Shares	10

SECTION 11.	WITHHOLDING TAXES	11

11.1	General	11
11.2	Share Withholding	11
11.3	Cashless Exercise/Pledge	11

SECTION 12.	SECURITIES LAW REQUIREMENTS	11

12.1	General	11
12.2	Voting and Dividend Rights	11

SECTION 13.	NO RETENTION RIGHTS	11

SECTION 14.	DURATION AND AMENDMENTS	12

14.1	Term of the Plan	12
14.2	Right to Amend or Terminate the Plan	12
14.3	Effect of Amendment or Termination	12

SECTION 15.	EXECUTION	12

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10GEN, INC.

2008 STOCK INCENTIVE PLAN

SECTION 1.        PURPOSE.

The Plan was adopted by the Board of Directors effective March 1, 2008.  The purpose of the Plan is to offer selected service providers the opportunity to acquire equity in the Company through awards of Options (which may constitute incentive stock options or nonstatutory stock options) and the award or sale of Shares.

The award of Options and the award or sale of Shares under the Plan is intended to be exempt from the securities qualification requirements of the California Corporations Code by satisfying the exemption under section 25102(o) of the California Corporations Code.  However, awards of Options and the award or sale of Shares may be made in reliance upon other state securities law exemptions.  To the extent that such other exemptions are relied upon, the terms of this Plan which are included only to comply with section 25102(o) shall be disregarded to the extent provided in the Stock Option Agreement or Restricted Share Agreement.

SECTION 2.        DEFINITIONS.

2.1                               “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

2.2                               “Change in Control” shall mean the occurrence of any of the following events:

(a)                                 The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of either (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;

(b)                                 The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation of the Company; or

(c)                                  Any “person” (as defined below) (other than Kevin Ryan, Eliot Horowitz or Dwight Merriman) who, by the acquisition or aggregation of securities, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities

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by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

For purposes of Section 2.2(c), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Notwithstanding the foregoing, the term “Change in Control” shall not include a transaction the sole purpose of which is (a) to change the state of the Company’s incorporation, (b) to form a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (c) to make an initial public offering of the Company’s Stock.

2.3                               “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4                               “Committee” shall mean the committee designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.

2.5                               “Company” shall mean 10Gen, Inc., a Delaware corporation.

2.6                               “Consultant” shall mean a consultant or advisor who is not an Employee or Outside Director and who performs bona fide services for the Company, a Parent or Subsidiary.

2.7                               “Disability” shall mean a condition that renders an individual unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment.

2.8                               “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary and who is an “employee” within the meaning of section 3401(c) of the Code and regulations issued thereunder.

2.9                               “Exchange Act” shall mean the U.S. Securities and Exchange Act of 1934, as amended.

2.10                        “Exercise Price” shall mean the amount for which one Share may be purchased upon the exercise of an Option, as specified in a Stock Option Agreement.

2.11                        “Fair Market Value” means, with respect to a Share, the market price of one Share of Stock, determined by the Board in good faith.  Such determination shall be conclusive and binding on all persons.

2.12                        “ISO” shall mean an incentive stock option described in section 422(b) of the Code.

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2.13                        “NSO” shall mean a stock option that is not an ISO.

2.14                        “Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

2.15                        “Optionee” shall mean an individual or estate that holds an Option.

2.16                        “Outside Director” shall mean a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee.

2.17                        “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

2.18                        “Plan” shall mean the 10Gen, Inc. 2008 Stock Incentive Plan.

2.19                        “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option).

2.20                        “Purchaser” shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

2.21                        “Restricted Share Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

2.22                        “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.23                        “Service” shall mean service as an Employee, a Consultant or an Outside Director, subject to such further limitations as may be set forth in the applicable Stock Option Agreement or Restricted Share Agreement.  Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company.  However, for purposes of determining whether an Option is entitled to ISO status, and to the extent required under the Code, an Employee’s employment will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract or such Employee immediately returns to active work.  The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

2.24                        “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

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2.25                        “Stock” shall mean the Class A Common Stock of the Company.

2.26                        “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

2.27                        “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

2.28                        “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries.  In determining stock ownership for purposes of this Section 2.28, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3.        ADMINISTRATION.

3.1                               General Rule.  The Plan shall be administered by the Board.  However, the Board may delegate any or all administrative functions under the Plan otherwise exercisable by the Board to one or more Committees.  Each Committee shall consist of at least one member of the Board who has been appointed by the Board.  Each Committee shall have the authority and be responsible for such functions as the Board has assigned to it.  If a Committee has been appointed, any reference to the Board in the Plan shall be construed as a reference to the Committee to whom the Board has assigned a particular function.  The Board may also authorize one or more officers of the Company to designate Employees, other than such authorized officer or officers, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board shall specify the total number of Awards that such officer or officers may so award.

3.2                               Board Authority and Responsibility.  Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan.  All decisions, interpretations and any other actions of the Board with respect to the Plan shall be final and binding on all persons deriving rights under the Plan.

SECTION 4.        ELIGIBILITY.

4.1                               General Rule.  Only Employees shall be eligible for the grant of ISOs.  Only Employees, Consultants and Outside Directors shall be eligible for the grant of NSOs or the award or sale of Shares.

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SECTION 5.                            STOCK SUBJECT TO PLAN.

5.1                               Share Limit.  Subject to Sections 5.2 and 9, the aggregate number of Shares which may be issued under the Plan shall not exceed 10,000,000 Shares.  The number of Shares which are subject to Options or other rights outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

5.2                               Additional Shares.  In the event that any outstanding Option or other right expires or is canceled for any reason, the Shares allocable to the unexercised portion of such Option or other right shall remain available for issuance pursuant to the Plan.  If a Share previously issued under the Plan is reacquired by the Company pursuant to a forfeiture provision, right of repurchase or right of first refusal, then such Share shall again become available for issuance under the Plan.

SECTION 6.                            RESTRICTED SHARES.

6.1                               Restricted Share Agreement.  Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Restricted Share Agreement between the Purchaser and the Company.  Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Restricted Share Agreement, that are not inconsistent with the Plan.  The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

6.2                               Duration of Offers and Nontransferability of Purchase Rights.  Any right to acquire Shares (other than an Option) shall automatically expire if not exercised by the Purchaser within thirty (30) days after the Company communicates the grant of such right to the Purchaser.  Such right shall be nontransferable and shall be exercisable only by the Purchaser to whom the right was granted.

6.3                               Purchase Price.  The Purchase Price of Shares offered under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value of such Shares.  Subject to the foregoing in this Section 6.3, the Board shall determine the amount of the Purchase Price in its sole discretion.  The Purchase Price shall be payable in a form described in Section 8.

6.4                               Repurchase Rights and Transfer Restrictions.  Each award or sale of Shares shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine, subject to the requirements of Section 10.  Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

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SECTION 7.                            STOCK OPTIONS.

7.1                               Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Stock Option Agreement, which are not inconsistent with the Plan.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

7.2                               Number of Shares; Kind of Option.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.  The Stock Option Agreement shall also specify whether the Option is intended to be an ISO or an NSO.

7.3                               Exercise Price.  Each Stock Option Agreement shall set forth the Exercise Price, which shall be payable in a form described in Section 8.  Subject to the following requirements, the Exercise Price under any Option shall be determined by the Board in its sole discretion:

(a)                                 Minimum Exercise Price for ISOs.  The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the Exercise Price per Share of an ISO granted to a Ten-Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(b)                                 Minimum Exercise Price for NSOs.  The Exercise Price per Share of an NSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the Exercise Price per Share of an NSO granted to a Ten-Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

7.4                               Term.  Each Stock Option Agreement shall specify the term of the Option.  The term of an Option shall in no event exceed ten (10) years from the date of grant.  The term of an ISO granted to a Ten-Percent Stockholder shall not exceed five (5) years from the date of grant.  Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.

7.5                               Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable; provided, however, that no Option shall be exercisable unless the Optionee has delivered to the Company an executed copy of the Stock Option Agreement.  Subject to the following restrictions, the Board in its sole discretion shall determine when all or any installment of an Option is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events:

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(a)                                 Options Granted to Employees.  An Option granted to an Optionee who is not a Consultant or an officer or director of the Company, a Parent or a Subsidiary shall be exercisable at the minimum rate of twenty percent (20%) per year for each of the first five (5) years starting from the date of grant, subject to reasonable conditions such as continued Service.

(b)                                 Options Granted to Outside Directors, Consultants or Officers.  An Option granted to an Optionee who is a Consultant or an officer or director of the Company, a Parent or a Subsidiary shall be exercisable at any time or during any period established by the Board, subject to reasonable conditions such as continued Service; provided, however, that the exercisability of an Option granted to an Optionee for service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control,

(c)                                  Early Exercise.  A Stock Option Agreement may permit the Optionee to exercise the Option as to Shares that are subject to a right of repurchase by the Company in accordance with the requirements of Section 10.1.

7.6                               Repurchase Rights and Transfer Restrictions.  Shares purchased on exercise of Options shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine, subject to the requirements of Section 10.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

7.7                               Transferability of Options.  During an Optionee’s lifetime, his or her Options shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution.  Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by the Optionee to one or more family members or a trust established for the benefit of the Optionee and/or one or more family members to the extent permitted by section 260.140.41(d) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.

7.8                               Exercise of Options on Termination of Service.  Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service.  Each Stock Option Agreement shall provide the Optionee with the right to exercise the Option following the Optionee’s termination of Service during the Option term, to the extent the Option was exercisable for vested Shares upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the Option term).  If the Optionee’s Service is terminated for cause, the Stock Option Agreement may provide that the Optionee’s right to exercise the Option terminates immediately on the effective date of the Optionee’s termination.  To the extent the Option was not exercisable for vested Shares upon termination of Service, the Option

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shall terminate when the Optionee’s Service terminates.  Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

7.9                               No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of the Option.  No adjustments shall be made, except as provided in Section 9.

7.10                        Modification, Extension and Renewal of Options.  Within the limitations of the Plan, the Board may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase the Optionee’s obligations under such Option.

SECTION 8.                            PAYMENT FOR SHARES.

8.1                               General.  The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash, cash equivalents or one of the other forms provided in this Section 8.

8.2                               Surrender of Stock.  To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part by surrendering, or attesting to ownership of, Shares which have already been owned by the Optionee; provided, however, that payment may not be made in such form if such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise.

8.3                               Services Rendered.  As determined by the Board in its discretion, Shares may be awarded under the Plan in consideration of past services rendered to the Company, a Parent or Subsidiary.

8.4                               Promissory Notes.  To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part with a full-recourse promissory note executed by the Optionee or Purchaser.  The interest rate payable under the promissory note shall not be less than the minimum rate required to avoid the imputation of income for U.S. federal income tax purposes.  Shares shall be pledged as security for payment of the principal amount of the promissory note, and interest thereon; provided that if the Optionee or Purchaser is a Consultant, such note must be collateralized with such additional security to the extent required by applicable laws.  In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Purchaser until such note is paid

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in full.  Subject to the foregoing, the Board shall determine the term, interest rate and other provisions of the note.

8.5                               Exercise/Sale.  To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.6                               Exercise/Pledge.  To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.7                               Other Forms of Payment.  To the extent permitted by the Board in its sole discretion, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 9.                            ADJUSTMENT OF SHARES.

9.1                               General.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification, or a similar occurrence, the Board shall make appropriate adjustments to one or more of the following: (i) the number of Shares available for future awards under Section 5; (ii) the number of Shares covered by each outstanding Option; (iii) the Exercise Price under each outstanding Option; or (iv) the price of Shares subject to the Company’s right of repurchase.

9.2                               Dissolution or Liquidation.  To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3                               Mergers and Consolidations.  In the event that the Company is a party to a merger or other consolidation, or in the event of a transaction providing for the sale of all or substantially all of the Company’s stock or assets, outstanding Options shall be subject to the agreement of merger, consolidation or sale.  Such agreement may provide for one or more of the following: (i) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation; (ii) the assumption of the Plan and outstanding Options by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; (iv) immediate exercisability of such outstanding Options followed by the cancellation of such Options; or (v) settlement of the full value of the outstanding

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Options (whether or not then exercisable) in cash or cash equivalents followed by the cancellation of such Options; in each case without the Optionee’s consent.

9.4                               Reservation of Rights.  Except as provided in this Section 9, an Optionee or offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.                     REPURCHASE RIGHTS.

10.1                        Company’s Right To Repurchase Shares.  The Company shall have the right to repurchase Shares that have been acquired through an award or sale of Shares or exercise of an Option upon termination of the Purchaser’s or Optionee’s Service if provided in the applicable Restricted Share Agreement or Stock Option Agreement.  Subject to the following restrictions, the Board in its sole discretion shall determine when the right to repurchase shall lapse as to all or any portion of the Shares, and may, in its discretion, provide for accelerated vesting in the event of a Change in Control or other events; provided, however, that the right to repurchase shall lapse as to all of the Shares issued to an Outside Director for service as an Outside Director in the event of a Change in Control.  The following restrictions shall apply in the case of a Purchaser or Optionee who is not a Consultant or an officer or director of the Company, a Parent or Subsidiary:

(a)                                 Repurchase Price.  If the Company retains a right to repurchase the Shares at not less than the Fair Market Value of the Shares on the date that the Purchaser’s Service terminates, then such repurchase right shall terminate when the Company’s Stock becomes publicly traded.

(b)                                 Exercise of Repurchase Right.  The Company’s right of repurchase under this Section 10.1 may be exercised only within ninety (90) days of the date on which the Purchaser’s or Optionee’s Service terminates or, if the Optionee acquired the Shares upon exercise of an Option after the date of termination, within ninety (90) days from the date of exercise.

(c)                                  Payment of Repurchase Price.  The Company shall pay the repurchase price in cash, cash equivalents or for cancellation of indebtedness incurred in purchasing the Shares.

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SECTION 11.                     WITHHOLDING TAXES.

11.1                        General.  An Optionee or Purchaser or his or her successor shall pay, or make arrangements satisfactory to the Board for the satisfaction of, any federal, state, local or foreign withholding tax obligations that may arise in connection with the Plan.  The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

11.2                        Share Withholding.  The Board (in its sole discretion) may permit an Optionee or Purchaser to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired; provided, however, that in no event may an Optionee or Purchaser surrender Shares in excess of the legally required withholding amount.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.  Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

11.3                        Cashless Exercise/Pledge.  The Board (in its sole discretion) may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s or Purchaser’s withholding obligation by cashless exercise or pledge.

SECTION 12.                     SECURITIES LAW REQUIREMENTS.

12.1                        General.  Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be listed.

12.2                        Voting and Dividend Rights.  The holders of Shares acquired under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Restricted Share Agreement, however, may require that the holders of Shares invest any cash dividends received in additional Shares.  Such additional Shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

SECTION 13.                     NO RETENTION RIGHTS.

No provision of the Plan, or any right or Option granted under the Plan, shall be construed to give any Optionee or Purchaser any right to become an Employee, to be treated as an Employee, or to continue in Service for any period of time, or restrict in any way the rights of the Company (or Parent or subsidiary to whom the Optionee or Purchaser provides Service),

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which rights are expressly reserved, to terminate the Service of such person at any time and for any reason, with or without cause, without thereby incurring any liability to him or her.

SECTION 14.                     DURATION AND AMENDMENTS.

14.1                        Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders.  In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any grants, exercises or sales that have already occurred under the Plan shall be rescinded, and no additional grants, exercises or sales shall be made under the Plan after such date.  The Plan shall terminate automatically ten (10) years after its adoption by the Board.  The Plan may be terminated on any earlier date pursuant to Section 14.2 below.

14.2                        Right to Amend or Terminate the Plan.  The Board may amend, suspend, or terminate the Plan at any time and for any reason.  An amendment of the Plan shall not be subject to the approval of the Company’s stockholders unless it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9) or (ii) materially changes the class of persons who are eligible for the grant of Options or the award or sale of Shares.

14.3                        Effect of Amendment or Termination.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination.  The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any Option previously granted under the Plan without the holder’s consent.

SECTION 15.                     EXECUTION.

To record the adoption of the Plan by the Board on March 1, 2008, effective on such date, the Company has caused its authorized officer to execute the same.

10GEN, INC.

/s/ Eliot Horowitz
By: Eliot Horowitz
Its: Chief Executive Officer

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

10GEN, INC.

2008 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

MongoDB, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its Class A common stock (“Shares”).  The terms and conditions of this Option are set forth in the Stock Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”), both of which are incorporated by reference and made a part of this document.

Date of Grant:	[Date of Grant]

Name of Optionee:	[First Name Last Name]

Number of Option Shares:	[Options Granted]

Exercise Price per Share:

[Exercise Price] (The Exercise Price per Share of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share of an ISO or an NSO must be at least one hundred ten percent (110%) of Fair Market Value.)

Vesting Start Date:	[Vesting Start Date]

Type of Option:	Type of Grant: NSO

Vesting Schedule:

The Option vests with respect to the first 25% of the Shares when the Optionee completes 12 months of continuous Service after the Vesting Start Date, and with respect to an additional 1/48th of the Shares when the Optionee completes each full month of continuous Service thereafter.

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By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[FIRST NAME LAST NAME]	MONGODB, INC.

By:
Its: General Counsel

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NOTICE OF STOCK OPTION GRANT

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10GEN, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

SECTION 1.KIND OF OPTION.

This Option is intended to be either an incentive stock option intended to meet the requirements of section 422 of the Internal Revenue Code (an “ISO”) or a non-statutory option (an “NSO”), which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant.  Even if this Option is designated as an ISO, it shall be deemed to be an NSO to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

SECTION 2.VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option and the Shares shall vest in accordance with the schedule set forth in the Notice of Stock Option Grant.  If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates.  If your Option is granted in consideration of your Service as an Outside Director, after your Service as an Outside Director terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Outside Director terminates.

SECTION 3.TERM.

Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant; provided, however, that if your Option is an ISO it will expire five (5) years after the Date of Grant if you are a Ten-Percent Stockholder of the Company (the “Expiration Date”).  Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4.REGULAR TERMINATION.

(a)                                 If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service.  During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

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(b)                                 If your Option is an ISO and you exercise it more than three months after termination of your Service as an Employee for any reason other than death or Disability expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will cease to be eligible for ISO tax treatment.

(c)                                  Your Option will cease to be eligible for ISO tax treatment if you exercise it more than three months after the 90th day of a bona fide leave of absence approved by the Company, unless you return to employment immediately upon termination of such leave or your right to reemployment after your leave was guaranteed by statute or contract.

SECTION 5.DEATH.

If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death.  During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 6.DISABILITY.

(a)                                 If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.  During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability.  “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

(b)                                 If your Option is an ISO and your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three (3) months following the termination of your Service as an Employee.

SECTION 7.EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A.  You must submit this form, together with full payment, to the Company.  Your exercise will be effective when it is received by the Company.  If you exercise your Option prior to vesting as provided in Section 8, you must also sign an Assignment Separate from Certificate attached as Exhibit C.  If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

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SECTION 8.EXERCISE OF OPTION BEFORE VESTING.

If you wish, you may exercise your Option before it is vested (“Early Exercise”).  The Company may in its sole and absolute discretion prohibit you from undertaking an Early Exercise at any time prior to the expiration of six (6) months from the Date of Grant.  Your Option Shares will be subject to a repurchase right which shall lapse according to the same vesting schedule applicable had you not exercised your Option.  The repurchase right allows the Company to repurchase the unvested Shares for the Exercise Price.  If you exercise this Option before it is vested, you should consider making an election under Section 83(b) of the Internal Revenue Code (the “83(b) Election”), a form of which can be found on page E3 of Exhibit E.  Please review the document entitled “U.S. Federal Tax Information” attached as Exhibit F.  A general explanation of Early Exercise can be found on page F3 of Exhibit F.  The 83(b) Election must be filed within thirty (30) days after the date you exercise all or any portion of your Option in which you are not vested.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE EXERCISING PRIOR TO VESTING.

SECTION 9.PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents.  Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise.  To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes.  The Company will provide the forms necessary to make such a cashless exercise.  The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

SECTION 10.TAX WITHHOLDING AND REPORTING.

(a)                                 You will not be allowed to exercise this Option unless you pay, or make acceptable arrangements to pay, any taxes required to be withheld as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.  You hereby authorize withholding from payroll or any other payment due you from the Company or your employer to satisfy any such withholding tax obligation.

(b)                                 If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the

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exercise date, you shall immediately notify the Company in writing of such disposition.

SECTION 11.RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 12.RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 13.TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option.  This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by you to one or more family members or to a trust established for your benefit and/or one or more of your family members to the extent permitted by the Plan.

SECTION 14.RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity.  The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 15.STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

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SECTION 16.ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 17.LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED.  THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

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SECTION 18.TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option.  The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation.  For your information, a memorandum that briefly summarizes current U.S. federal income tax law relating to certain aspects of stock options is attached hereto as Exhibit F.  Please note that this memorandum does not purport to be complete.  Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

In addition, as noted in Exhibit F, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences under new Section 409A of the Internal Revenue Code, which is generally effective January 1, 2005.  The Board has made a good faith determination that the exercise price per share of the Option is not less than the fair market value of the Shares underlying your Option on the Date of Grant.  It is possible, however, that the Internal Revenue Service could later challenge that determination and assert that the fair market value of the Shares underlying your Option was greater on the Date of Grant than the exercise price determined by the Board, which could result in immediate income tax upon the vesting of your Option (whether or not exercised) and a 20% tax penalty, as well as the loss of incentive stock option status (if applicable).  The Company gives no assurance that such adverse tax consequences will not occur and specifically assumes no responsibility therefor.  By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you.  YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 19.THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.  The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

SECTION 20.MISCELLANEOUS PROVISIONS.

(a)                                 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered,

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the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(b)                                 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(c)                                  You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)                                 You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of the your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(e)                                  You consent to the collection, use and transfer of personal data as described in this Subsection.  You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the your favor (the “Data”).  You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere.  You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf.  You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection by contacting the Human Resources Department of the Company in writing.

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SECTION 21.APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of New York (without regard to their choice of law provisions).

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EXHIBIT A

10GEN, INC. 2008 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of            ,     , between MongoDB, Inc. (the “Company”), and [First Name Last Name] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company granted Purchaser a stock option on [Date of Grant] (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Options Granted] shares of the Company’s Class A Common Stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”).  Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 22.PURCHASE OF SHARES.

(a)                                 Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser [         ] shares of the Company’s Class A common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement.  Payment shall be delivered at the Closing, as such term is defined below.

(b)                                 The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 23.REPURCHASE RIGHT.

All shares of the Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of the Option Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).  The Company shall have the right, within ninety (90) days after the termination of Purchaser’s services to the Company (the “Termination

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Date”), to purchase from Purchaser all Subject Shares as of the Termination Date.  The repurchase price shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement.  For purposes of this Section 2, the date the Company exercises its Repurchase Right shall be deemed to be the Termination Date. The Repurchase Right under this Section 2 shall lapse with respect to the Subject Shares in accordance with the vesting schedule in the Option Agreement.

SECTION 24.EXERCISE OF REPURCHASE RIGHT.

The Company shall be deemed to have exercised its Repurchase Right automatically for all Subject Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Subject Shares pursuant to Section 16 that it will not exercise its Repurchase Rights as to some or all of the Subject Shares.  The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer.  The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser the repurchase price determined according to Section 2, above.  The repurchase price shall be paid by certified or cashier’s check or by cancellation of any purchase money indebtedness of Purchaser to the Company.

SECTION 25.WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE RIGHT.

If the Company waives or fails to exercise the Repurchase Right as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine.  In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right.  The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Right assigned to such stockholders and shall notify both Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date.  In the event that the Company and/or such assignees do not elect to exercise the Repurchase Right as to all or part of the shares subject to it, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 26.ESCROW OF SHARES.

(a)                                 To ensure that Purchaser’s unvested Shares are delivered to the Company upon its exercise of its Repurchase Right, Purchaser agrees at the Closing under this Agreement, to deliver to and deposit with the escrow agent (the “Escrow Agent”) named in the Joint Escrow Instructions attached as Exhibit B, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Purchaser (with date and number of shares in blank) in the form attached as Exhibit C.  The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and

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held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

(b)                                 Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent shall deliver to Purchaser certificates representing so many shares of Common Stock as are no longer subject to the Repurchase Right (less such shares as have been previously delivered).  Ninety (90) days after the Termination Date, the Company shall direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Right (less such shares as have been previously delivered).

SECTION 27.ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Repurchase Right and the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Repurchase Right and the Right of First Refusal.  While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.  Appropriate adjustments shall also be made to the number and/or class of shares subject to the Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right and Right of First Refusal may be exercised by the Company’s successor.

SECTION 28.THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a)                                 Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws.  The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must

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constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b)                                 Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares.  The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  An election to purchase shall be made by written notice to Purchaser.  Payment for shares purchased pursuant to this Section 7 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c)                                  If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound.  The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d)                                 Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 7.

(e)                                  Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f)                                   Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g)                                  This Section 7 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or

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one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of the attached Exhibit D and file the same with the Secretary of the Company.

SECTION 29.PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE RIGHT OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 30.TRANSFER BY PURCHASER TO CERTAIN PEOPLE.

(a)                                 Notwithstanding anything herein to the contrary, Purchaser may not transfer, assign, encumber or otherwise dispose of any Subject Shares without the Company’s written consent, except that Purchaser may transfer Subject Shares to one or more members of Purchaser’s Immediate Family (as defined below), or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of Exhibit D and file the same with the Secretary of the Company.

(b)                                 For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 31.LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-5

FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED.  THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 32.PURCHASER’S INVESTMENT REPRESENTATIONS.

(a)                                 This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-6

participation to such person or to any third person, with respect to any of the Common Stock.

(b)                                 Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c)                                  Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)                                 With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption.  In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)                                  Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period.  Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-7

by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 33.NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 34.RIGHTS OF PURCHASER.

(a)                                 Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(b)                                 Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity.  The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 35.RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.  Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-8

the Company or the underwriter to comply with such law, rules, regulations or trading policies.  Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 36.OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 37.NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 38.SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns.  The failure of the Company in any instance to exercise the Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 39.APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such state.

SECTION 40.NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF NEW YORK, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-9

RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 41.NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 42.ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MongoDB, INC.	[First Name Last Name] (Purchaser)

By:
Signature

Its:

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-10

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

             , ___

To Secretary

MongoDB, Inc.

[Address of Company]

Dear Sir or Madam:

As Escrow Agent for MongoDB, Inc. (the “Company”), and [First Name Last Name] (the “Purchaser”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Purchaser and the certificate(s) of stock representing Purchaser’s unvested shares purchased in accordance with the terms of the notice of exercise and common stock purchase agreement (the “Agreement”) and stock option agreement (the “Option Agreement”) entered into between the Company and Purchaser, in accordance with the following instructions:

1.In the event that the Company elects to exercise the Repurchase Right as described in Section 2 of the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

2.At the closing, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company.  The Company shall simultaneously deliver to you the repurchase price for the number of shares being purchased pursuant to the exercise of the Repurchase Right.

3.Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement.  Purchaser irrevocably appoints you as his or her attorneyinfact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions.  Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

MONGODB, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

B-1

4.In accordance with the terms of Section 5 of the Agreement, you may, from time to time, deliver to Purchaser a certificate or certificates representing shares that are no longer subject to the Repurchase Right.

5.This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

6.If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver them to Purchaser and shall be discharged from all further obligations under these Joint Escrow Instructions.

7.Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

8.You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9.You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10.You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

11.You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12.You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

13.Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written

MONGODB, INC.

 EXHIBIT B TO STOCK OPTION AGREEMENT

 JOINT ESCROW INSTRUCTIONS

B-2

notice to each party.  In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14.If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

15.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.  You are under no duty whatsoever to institute or defend against any such proceedings.

16.Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

17.By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

18.This instrument shall be governed by and construed in accordance with the laws of the State of New York.

19.This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

MongoDB, INC.

By:

Its:

ESCROW AGENT:	[First Name Last Name]

Signature	Signature

INSTRUCTIONS:  YOU MUST SIGN THIS LETTER IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.

MONGODB, INC.

 EXHIBIT B TO STOCK OPTION AGREEMENT

 JOINT ESCROW INSTRUCTIONS

B-3

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [First Name Last Name] sells, assigns and transfers to MongoDB, Inc. (the “Company”) or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Company (the “Shares”), standing in his or her name on the books of the Company represented by Certificate No.             and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:  ___________, ____.

[First Name Last Name]

(Signature)

Spousal Consent (if applicable)

(Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name:

Signature:

INSTRUCTIONS:  YOU MUST SIGN THIS FORM IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE RIGHT” SET FORTH IN THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

MONGODB, INC.

EXHIBIT C TO STOCK OPTION AGREEMENT

ASSIGNMENT SEPARATE FROM CERTIFICATE

C-1

EXHIBIT D

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

OF

MONGODB, INC.

The undersigned, as transferee of shares of MongoDB, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of MongoDB, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:                      ,     .

(Signature of Transferee)

(Printed Name of Transferee)

MONGODB, INC.

EXHIBIT D TO STOCK OPTION AGREEMENT

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

D-1

EXHIBIT E

STEP-BY-STEP INSTRUCTIONS TO

MAKE A SECTION 83(b) ELECTION

WORD OF CAUTION: IF YOU CHOOSE TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE YOUR SECTION 83(b) ELECTION FORM WITH THE IRS NO LATER THAN 30 DAYS FOLLOWING THE DATE ON WHICH YOU SIGN THE NOTICE OF EXERCISE (EXHIBIT A) AND PAY THE EXERCISE PRICE.  THE 30-DAY DEADLINE IS ABSOLUTE AND CANNOT BE WAIVED UNDER ANY CIRCUMSTANCES.  ALSO, ONCE FILED, YOUR SECTION 83(b) ELECTION FORM MAY NOT BE REVOKED, EXCEPT WITH THE CONSENT OF THE IRS (WHICH CONSENT IS GENERALLY DENIED).

THESE INSTRUCTIONS ARE DISTRIBUTED MERELY FOR CONVENIENCE IN THE EVENT YOU CHOOSE TO FILE AN 83(b) ELECTION.  THEY SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION OR TO MAKE AN 83(b) ELECTION.  EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Step 1.                                                           Complete and execute the 83(b) Form found on page E-4 of this Exhibit E (the “83(b) Form”).  Do not fill in the blank in paragraph 6, which relates to the fair market value of the property at the time of transfer.  Submit the 83(b) Form to the Company and ask that the Company insert the per share fair market value of the shares in paragraph 6 of the 83(b) Form.

Step 2.                                                           Make four copies of the executed and completed 83(b) Form.

Step 3.                                                           Mail (a) the cover letter on page E-3; (b) the original executed 83(b) Form on page E-4; and (c) if you are exercising an ISO, the Special Election Form on page E-5 to the Internal Revenue Service Center where you file your U.S. federal income tax return.

PLEASE NOTE THAT IF YOU ARE EXERCISING AN ISO FOR UNVESTED SHARES, AN 83(b) ELECTION WILL NOT BE EFFECTIVE TO LIMIT THE AMOUNT OF ORDINARY INCOME THAT YOU MAY BE REQUIRED TO

Internal Revenue Service regulations generally provide that, for the purpose of avoiding federal tax penalties, a taxpayer may rely only on formal written advice meeting specific requirements. The tax discussion in this document does not meet those requirements. Accordingly, the tax discussion was not intended or written to be used, and it cannot be used, for the purpose of avoiding federal tax penalties that may be imposed on you. Further, the tax discussion in this document could be considered to support the promotion or marketing of the transaction or matter discussed herein. You and any other person reading the tax discussion should seek advice based on his, her or its particular circumstances from an independent tax advisor.

RECOGNIZE ON A DISQUALIFYING DISPOSITION, ACCORDING TO U.S. TREASURY REGULATIONS.  PLEASE SEE SUMMARY OF U.S. FEDERAL TAX INFORMATION AT EXHIBIT F AND CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE EARLY EXERCISE OF AN ISO.

The tax, if any, arising out of your election does not have to be paid until you file your tax return for the taxable year in which you purchased your option shares (except to the extent that withholding taxes or estimated taxes are payable).  The forms must be filed no later than 30 days following the date on which you sign the Notice of Exercise (Exhibit A) and pay the exercise price.  The 30day deadline is absolute and cannot be waived under any circumstances.  The filing is deemed to be made on the date that the forms are mailed from the post office, i.e., the postmark date.  Mail the forms by registered or certified mail, return receipt requested, so that you have proof that you filed the forms within the 30-day period.  If you miss the deadline, you will be taxed on your option shares as they vest based on the value of the shares at that time.  Your 83(b) filing with the Internal Revenue Service is deemed to cause a similar election with the California Franchise Tax Board for California income tax purposes.  If you do not reside in California, you should seek local tax advice on whether you must make a separate filing with your state of residence.

Step 4.                                                           Mail or submit a copy of the filing with the Company on the same day that you file the 83(b) Form, and make sure that you retain copies of the forms for your records and for filing with your tax returns (see Step 5).

Step 5.                                                           File copies of the forms with your U.S. federal tax (and state tax, if appropriate) returns for the taxable year in which you purchased your option shares.

MONGODB,  INC.

EXHIBIT E TO STOCK OPTION AGREEMENT

STEP-BY-STEP INSTRUCTIONS TO MAKE A SECTION 83(b) ELECTION

[First Name Last Name]

[Optionee’s Address]

[Date]

VIA CERTIFIED MAIL

Return Receipt Requested

Receipt [enter receipt # here]

Internal Revenue Service Center

[Appropriate IRS center address]

Re: Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986 relating to the issuance of [          ] shares of MongoDB, Inc. Common Stock.

Also enclosed is a copy of the 83(b) election and a stamped, self-addressed envelope.  Please acknowledge receipt of these materials by stamping the enclosed copy of the 83(b) election with the date of receipt and returning it to me.

Thank you for your attention to this matter.

Very truly yours,

[First Name Last Name]

Enclosures

cc:  MongoDB, Inc. w/ encls.

MONGODB, INC.

EXHIBIT E TO STOCK OPTION AGREEMENT

STEP-BY-STEP INSTRUCTIONS TO MAKE A SECTION 83(b) ELECTION

Section 83(b) Election

This statement is being made under Section 83(b) of the Internal Revenue Code of 1986, pursuant to Treasury Regulation section 1.832.

1.  The taxpayer who performed the services is:

Name of Optionee: [First Name Last Name]

Optionee’s Address:

Optionee’s Social Security Number:

2.  The property with respect to which the election is being made is               shares of common stock of MongoDB, Inc. a Delaware corporation (the “Company”).

3.  The property was transferred on                , 200  .  (Date of Exercise)

4.  The taxable year in which the election is being made is the calendar year 200  .

5.  If for any reason the taxpayer’s service with the issuer is terminated, the property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price without interest.  The issuer’s repurchase right lapses in a series of installments over a         year period.

6.  The Fair Market Value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $        per share.

7.  The amount paid for such property is $            .

8.  A copy of this statement was furnished to the Company for whom the taxpayer rendered the service underlying the transfer of property.

9.  This statement is executed as of                    , 200  .

Spouse (if any)	[First Name Last Name]: Taxpayer

MONGODB, INC.

EXHIBIT E TO STOCK OPTION AGREEMENT

STEP-BY-STEP INSTRUCTIONS TO MAKE A SECTION 83(b) ELECTION

SPECIAL ELECTION PURSUANT TO SECTION 83(b)

OF THE INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY

ACQUIRED UPON EXERCISE OF AN INCENTIVE STOCK OPTION

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, it is the intent of the Taxpayer to utilize this election to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares.  In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

This election is intended to be effective to the full extent permitted under the Code.

MONGODB, INC.

EXHIBIT E TO STOCK OPTION AGREEMENT

STEP-BY-STEP INSTRUCTIONS TO MAKE A SECTION 83(b) ELECTION

EXHIBIT F

U.S. FEDERAL TAX INFORMATION

(Current as of 1/1/07)

The following memorandum briefly summarizes current U.S. federal income tax law.  The discussion is intended to be used solely for general information purposes and does not make specific representations to any participant.  A taxpayer’s particular situation may be such that some variation of the basic rules is applicable to him or her.  In addition, the U.S. federal income tax laws and regulations are revised frequently and may change again in the future.  Each participant is urged to consult a tax advisor, both with respect to U.S. federal income tax consequences as well as any foreign, state or local tax consequences, before exercising any option or before disposing of any shares of stock acquired under the Plan.

Initial Grant of Options

The grant of an option, whether a nonqualified or nonstatutory stock option (“NSO”) or an incentive stock option (“ISO”), is not a taxable event for the optionee, and the Company obtains no deduction for the grant of the option.  Note, however, that under new Section 409A of the Internal Revenue Code, which is generally effective January 1, 2005, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences, including immediate income tax upon the vesting of the option (whether or not exercised) and a 20% tax penalty.

Nonqualified or Nonstatutory Stock Options

The exercise of an NSO is a taxable event to the optionee.  The amount by which the fair market value of the shares on the date of exercise exceeds the exercise price (the “spread”) will be taxed to the optionee as ordinary income.  The spread will also be considered “wages” for purposes of FICA taxes.  The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee from the exercise of the option that is reported to the IRS by the optionee or the Company.  In general, the optionee’s tax basis in the shares acquired by exercising

Internal Revenue Service regulations generally provide that, for the purpose of avoiding federal tax penalties, a taxpayer may rely only on formal written advice meeting specific requirements. The tax discussion in this document does not meet those requirements. Accordingly, the tax discussion was not intended or written to be used, and it cannot be used, for the purpose of avoiding federal tax penalties that may be imposed on you. Further, the tax discussion in this document could be considered to support the promotion or marketing of the transaction or matter discussed herein. You and any other person reading the tax discussion should seek advice based on his, her or its particular circumstances from an independent tax advisor.

an NSO is equal to the fair market value of such shares on the date of exercise.  Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

The capital gains holding periods are complex.  If shares are held for more than one year, the maximum tax rate on the gain is currently fifteen percent (15%) for gain recognized on or after May 6, 2003, and before January 1, 2011.  Because the rules are complex and can vary in individual circumstances, each participant should consider consulting his or her own tax advisor.

If an optionee exercises an NSO and pays the exercise price with previously acquired shares of stock, special rules apply.  The transaction is treated as a tax-free exchange of the old shares for the same number of new shares, except as described below with respect to shares acquired pursuant to ISOs.  The optionee’s basis in the new shares is the same as his or her basis in the old shares, and the capital gains holding period runs without interruption from the date when the old shares were acquired.  The value of any new shares received by the optionee in excess of the number of old shares surrendered minus any cash the optionee pays for the new shares will be taxed as ordinary income.  The optionee’s basis in the additional shares is equal to the fair market value of such shares on the date the shares were transferred, and the capital gain holding period commences on the same date.  The effect of these rules is to defer recognition of any gain in the old shares when those shares are used to buy new shares.  Stated differently, these rules allow an optionee to finance the exercise of an NSO by using shares of stock that he or she already owns, without paying current tax on any unrealized appreciation in those old shares.

Incentive Stock Options

The holder of an ISO will not be subject to U.S. federal income tax upon the exercise of the ISO, and the Company will not be entitled to a tax deduction by reason of such exercise, provided that the holder is employed by the Company on the exercise date (or the holder’s employment terminated within the three (3) months preceding the exercise date).  Exceptions to this exercise timing requirement apply in the event the optionee dies or becomes disabled.  A subsequent sale of the shares received upon the exercise of an ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares, provided that the sale occurs more than one (1) year after the exercise of the ISO and more than two (2) years after the grant of the ISO.  In general, if a sale or disposition of the shares occurs prior to satisfaction of the foregoing holding periods (referred to as a “disqualifying disposition”), the optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction, generally equal to the amount of ordinary income recognized by the optionee from the disqualifying disposition that is reported to the IRS by the optionee or the Company.

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EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

Favorable tax treatment is accorded to an optionee only to the extent that the value of the shares (determined at the time of grant) covered by an ISO first exercisable in any single calendar year does not exceed one hundred thousand dollars ($100,000).  If ISOs for shares whose aggregate value exceeds one hundred thousand dollars ($100,000) become exercisable in the same calendar year, the excess will be treated as NSOs.

A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO.  If the optionee has not held the old shares for the full duration of the applicable holding periods, then the surrender of such shares to fund the exercise of the new ISO will be treated as a disqualifying disposition of the old shares.  As described above, the result of a disqualifying disposition is the loss of favorable tax treatment with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

Where the applicable holding period requirements have been met, the use of previously acquired shares of stock to pay all or a portion of the exercise price of an ISO may offer significant tax advantages.  In particular, a deferral of the recognition of any appreciation in the surrendered shares is available in the same manner as discussed above with respect to NSOs.

Alternative Minimum Tax

Alternative minimum tax is paid when such tax exceeds a taxpayer’s regular U.S. federal income tax.  Alternative minimum tax is calculated based on alternative minimum taxable income, which is taxable income for U.S. federal income tax purposes, modified by certain adjustments and increased by tax preference items.

The “spread” under an ISO—that is, the difference between (a) the fair market value of the shares of stock at exercise and (b) the exercise price—is classified as alternative minimum taxable income for the year of exercise.  Alternative minimum taxable income may be subject to the alternative minimum tax.  However, a disqualifying disposition of the shares of stock subject to the ISO during the same year in which the ISO was exercised will generally negate the alternative minimum taxable income generated upon exercise of the ISO.

In general, when a taxpayer sells stock acquired through the exercise of an ISO, only the difference between the fair market value of the shares on the date of exercise and the date of sale is used in computing any alternative minimum tax for the year of the sale.  The portion of a taxpayer’s alternative minimum tax attributable to certain items of tax preference (including the spread upon the exercise of an ISO) can be credited against the taxpayer’s regular liability in later years to the extent that liability exceeds the alternative minimum tax.

MONGODB, INC.

EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

Withholding Taxes

Exercise of an NSO produces taxable income which is subject to withholding.  The Company will not deliver shares to the optionee unless the optionee has agreed to satisfactory arrangements for meeting all applicable U.S. federal, state and local withholding tax requirements.

U.S. federal tax law does not require unrecognized gain on exercise of an ISO to be treated as “wages” for the purposes of FICA taxes.

Early Exercise

If an optionee is permitted to exercise an option before the optionee’s rights in the shares subject to the option are vested, the tax aspects of such an “early exercise” will be as follows:

Incentive Stock Options

When an ISO is exercised, the spread is a “preference” item in the year of exercise, which is taken into account in computing an optionee’s alternative minimum tax.  One technique which might enable an optionee to minimize the amount recognized as alternative minimum tax income is to exercise the option at or near the date of grant when the spread is nonexistent or small.  If the option is not vested, the optionee would also make an election under Section 83(b) of the Code (“Section 83(b) Election”) within thirty (30) days after the date of exercise.  In this way the optionee will pay alternative minimum tax based on the spread on the date of exercise instead of the spread on the date the shares vest.  The exercise of the option also begins the one-year holding requirement under Section 422 of the Code that applies after the exercise of an ISO.

However, according to U.S. Treasury Regulations issued in August, 2004, an 83(b) Election will not be effective for purposes of measuring the amount of ordinary income in the event of a disqualifying disposition of the ISO Shares, and ordinary income will be recognized in an amount equal to the spread on the date the shares vest, instead of the spread on the date the ISO is exercised.  For this reason, an optionee is urged to consult with a tax advisor before electing to exercise an ISO for unvested shares.

Nonstatutory Stock Options

If the option is not an ISO but instead is an NSO, exercise prior to vesting and timely filing of a Section 83(b) Election will accomplish two things:  (1) it will start the capital gains holding period running, and (2) it will prevent the optionee from being taxed (at ordinary income tax rates) upon vesting, if, at that time, the fair market value of the stock has

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EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

increased from the date of grant.  Of course, when the shares are sold, the gain will be taxed according to how long the shares have been held.

Forfeiture of Unvested Shares

If service with the Company terminates before the shares are vested, the Company may repurchase the shares at the original purchase price of the shares.  If you had made a Section 83(b) Election, you will not be entitled to deduct as a loss any income recognized on exercise of the option if the fair market value of the stock had exceeded the exercise price at that time.

THIS TAX SUMMARY IS GENERAL IN NATURE AND SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION OR TO MAKE AN ELECTION UNDER SECTION 83(b) OF THE CODE.  EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

MONGODB, INC.

EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

Early Exercise

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

10GEN, INC.

2008 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

MongoDB, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its Class A common stock (“Shares”).  The terms and conditions of this Option are set forth in the Stock Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:	[Grant Date]

Name of Optionee:	[First Name Last Name]

Number of Option Shares:	[Options Granted]

Exercise Price per Share:

US[Exercise Price] (The Exercise Price per Share of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share of an ISO or an NSO must be at least one hundred ten percent (110%) of Fair Market Value.)

Vesting Start Date:	[Vesting Start Date]

Type of Option:	Type of Grant: Non-Statutory / Non-Qualified

Vesting Schedule:

The Option vests with respect to the first 25% of the Shares when the Optionee completes 12 months of continuous Service after the Vesting Start Date, and with respect to an additional 1/48th of the Shares when the Optionee completes each full month of continuous Service thereafter.

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NOTICE OF STOCK OPTION GRANT

1

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[FIRST NAME LAST NAME]	MONGODB, INC.

By:

Its: General Counsel

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NOTICE OF STOCK OPTION GRANT

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10GEN, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

SECTION 1.KIND OF OPTION.

This Option is intended to be a non-statutory option under Section 422(d) of the Code or a non-qualified in any other jurisdiction.

SECTION 2.VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option and the Shares shall vest in accordance with the schedule set forth in the Notice of Stock Option Grant.  If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates.  If your Option is granted in consideration of your Service as an Outside Director, after your Service as an Outside Director terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Outside Director terminates.

SECTION 3.TERM.

Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant.  Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4.REGULAR TERMINATION.

If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service.  During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 5.DEATH.

If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death.  During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

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STOCK OPTION AGREEMENT

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SECTION 6.DISABILITY.

If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.  During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability.  “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 7.EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A.  You must submit this form, together with full payment, to the Company.  Your exercise will be effective when it is received by the Company.  If you exercise your Option prior to vesting as provided in Section 8, you must also sign an Assignment Separate from Certificate attached as Exhibit C.  If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 8.EXERCISE OF OPTION BEFORE VESTING.

If you wish, you may exercise your Option before it is vested (“Early Exercise”).  The Company may in its sole and absolute discretion prohibit you from undertaking an Early Exercise at any time prior to the expiration of six (6) months from the Date of Grant.  Your Option Shares will be subject to a repurchase right which shall lapse according to the same vesting schedule applicable had you not exercised your Option.  The repurchase right allows the Company to repurchase the unvested Shares for the Exercise Price.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE EXERCISING PRIOR TO VESTING.

SECTION 9.PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents.  Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise.  To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes.  The Company will provide the forms necessary to make such a cashless exercise.  The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

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STOCK OPTION AGREEMENT

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SECTION 10.TAX WITHHOLDING AND REPORTING.

Any taxes, social insurances, health tax or National Insurance Contributions required to be withheld as a result of the Option exercise or the sale or transfer of Shares acquired upon exercise of this Option shall be borne solely by you.  You hereby authorize withholding from payroll or any other payment due you from the Company or your employer or the Trustee, including proceeds of sale of Shares, to satisfy any such withholding tax obligation.  The Company and the Trustee shall have no obligation to deliver or transfer Shares until the tax withholding obligations of the Company, the Trustee and your employer have been satisfied.  You acknowledge and agree that the ultimate liability for all the tax, social insurance obligations and National Insurance Contributions associated with the Option and the Shares are and remain your responsibility and that the Company and your employer: (i) make no representations or undertakings regarding the tax, social insurance or National Insurance Contribution treatment of any aspect of the Option, including the grant, vesting or settlement of the Option, the subsequent sale of Shares acquired pursuant to such settlement, or the receipt of any dividends and (ii) do not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate your tax, social insurance or National Insurance Contribution liability or obligations. The ramifications of any future modification of Applicable Laws regarding the taxation of the Options granted shall apply accordingly and the Participant shall bear the full cost thereof, unless such modified laws expressly provide otherwise.

SECTION 11.RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 12.RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 13.TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option.  This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or

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STOCK OPTION AGREEMENT

3

former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

SECTION 14.RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity.  The Company reserves the right to terminate your Service at any time and for any reason, subject to applicable laws, without thereby incurring any liability to you.

SECTION 15.STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 16.ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 17.RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 18.RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 19.SECURITIES LAW INFORMATION

The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law.  Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

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STOCK OPTION AGREEMENT

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SECTION 20.TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option.  This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

SECTION 21.RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity.  The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 22.STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 23.ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 24.LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.

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STOCK OPTION AGREEMENT

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 25.TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option.  The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation.  Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

The Company gives no assurance that adverse tax consequences will not occur and specifically assumes no responsibility therefor.  By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you.  YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 26.THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.  The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

SECTION 27.MISCELLANEOUS PROVISIONS.

(a)                                 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

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STOCK OPTION AGREEMENT

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(b)                                 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(c)                                  You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)                                 You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of the your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(e)                                  You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of personal data as described in this document by and among the Company and its related bodies corporate the exclusive purpose of implementing, administering and managing the Plan.

(f)                                   You hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among the Company, its Subsidiaries, the Trustee and your employer for the exclusive purpose of implementing, administering and managing your  participation in the Plan. You understand that the Company (and its Subsidiaries) holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different, including less stringent, data privacy laws and protections than your country.  You understand that Company may transfer my Data to the United States, which is not considered by the European Commission to  have data protection laws equivalent to the laws in your country.  You further understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s human resources representative in writing.  You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon settlement of the Option.  You understand that Data will be held

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7

only as long as is necessary to implement, administer and manage your participation in the Plan.  You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s human resources representative.  Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your employment status or career with the Company, parent or subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant me Options under the Plan or other equity awards, or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan.  For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative. For more information on the consequences of your refusal to consent or withdrawal of consent you understand that you may contact the Company’s human resources representative.

(g)                                  You acknowledge and agree that you may be responsible for reporting cash transactions inbound and/or outbound that exceed a certain amount and may be responsible for reporting inbound and/or outbound international fund transfers of any value, which do not involve a local bank. You are advised to seek appropriate professional advice as to how the exchange control regulations apply to your specific situation.

(h)                                 The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

(i)                                     To the extent that you have been provided with a translation of the Agreement, the English language version of this Agreement shall prevail in case of any discrepancies or ambiguities due to translation or inconsistencies or conflicts between different language versions of the Agreement.

(j)                                    Notwithstanding any provisions in the Agreement, the Option shall be subject to any special terms and conditions set forth in Appendix A to this Agreement for your country, which shall constitute part of the Agreement. Moreover, if you relocate to one of the countries included in Appendix A, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan.

MONGODB, INC.

STOCK OPTION AGREEMENT

8

SECTION 21.APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of New York (without regard to their choice of law provisions).

MONGODB, INC.

STOCK OPTION AGREEMENT

9

APPENDIX A

ADDITIONAL TERMS AND CONDITIONS OF THE

10GEN, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

INTERNATIONAL PARTICIPANTS

This Appendix includes additional terms and conditions that govern the options granted to you under the Plan if you reside in one of the countries listed below.  Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.

This Appendix also includes information regarding securities, exchange controls and certain other issues of which you should be aware with respect to participation in the Plan.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the options vest or are exercised or you sell Shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to your particular situation and the Company is not in a position to assure a particular result.  Accordingly, the you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.  Finally, if you are a citizen or resident of a country other than the one in which you are currently working, the information contained herein may not be applicable to you.

CANADA

Consent to Receive Information in English

The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressément souhaité que la convention («Agreement»), ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

MONGODB, INC.

STOCK OPTION AGREEMENT

10

Securities Law Information

There may be securities law implications for you if you sell shares of Common Stock acquired through the Plan through a broker other than a broker appointed under the Plan or the sale does not take place through the facilities of a stock exchange outside of Canada on which the shares of Common Stock are listed.

FINLAND

Securities Law Information

Because the grant of the Option under the Plan is being made to fewer than 150 Norwegian employees, it is exempt from the requirement to publish a prospectus under local securities requirements and the EU Prospectus Directive as implemented in Norway.

FRANCE

Language Consent

By completing the enrollment process and submitting the Agreement, I confirm that I have read and understood the documents relating to the rights to purchase Shares (the Plan, the Agreement, and this Appendix) which were provided to me in the English language.  I accept the terms of these documents accordingly.

Consentement Relatif à la Langue Utilisée

En complétant et renvoyant le présent du Contrat, je confirme avoir lu et compris les documents relatifs aux droits d’acquisition d’Actions Ordinaires qui m’ont été remis en langue anglaise (le Plan, le Contrat, Annexe).  J’accepte les conditions afférentes à ces documents en connaissance de cause.

Tax Reporting Information

French residents may hold Shares outside of France, provided that they declare all foreign accounts, whether open, current or closed, on their annual income tax return.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in France.

MONGODB, INC.

STOCK OPTION AGREEMENT

11

GERMANY

Exchange Control Information

If you remit proceeds in excess of €1[Options Granted] out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank.  In the event that you make or receive a payment in excess of this amount, you are responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements.  In addition, you must also report on an annual basis in the event that you hold Shares exceeding 10% of the total voting capital of the Company.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

HONG KONG

Securities Law Notice

Warning:  The content of the this document has not been reviewed by any regulatory authority in Hong Kong.  You are advised to exercise caution in relation to the offer.  If you are in any doubt about any of the contents of this Agreement, the Plan or any Plan prospectus, you should obtain independent professional advice.  The Option and any Shares to be issued pursuant to the Option do not constitute a public offering of securities under Hong Kong law and are available only to employees, directors and consultants of the Company and its affiliates.  The Plan, the Agreement and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable companies and securities legislation in Hong Kong.  The Agreement and the incidental communication materials are intended only for the personal use of each Plan participant and not for distribution to any other person.

Sale of Shares

Shares of stock issued at exercise of the Option are accepted as a personal investment.  In the event your Option is exercised and shares of Stock are issued to you within six months of the Date of Grant, you agree that the Shares may not be offered to the public or otherwise disposed of prior to the six-month anniversary of the Date of Grant.

MONGODB, INC.

STOCK OPTION AGREEMENT

12

INDIA

Exchange Control Restrictions

By accepting the Option, you acknowledge that you understand and agree that any proceeds you may receive from the sale of Shares or from any dividends paid on such Shares must be repatriated to India within a reasonable time following the receipt of such proceeds (i.e., within 90 days of receipt of proceeds from the sale of shares of Stock or 180 days of receipt of dividends).  You must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Employer requests proof of repatriation.  It is your responsibility to comply with applicable exchange control laws in India.

IRELAND

Director Notification Obligation

If you are a director, shadow director or secretary of the Company’s Irish subsidiary, you must notify the Irish subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Options), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time.  This notification requirement also applies with respect to the interests of a spouse, civil partner or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

Securities Disclaimer

The grant of the Option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

ISRAEL

Securities Notification

The grant of the Option is exempt from securities reporting and disclosure requirements with the Israel Securities Authority.

Tax Notification

The Option is not intended to qualify for tax qualified treatment  under Section 102 of the Israeli Ordinance and Income Tax Rules.

MONGODB, INC.

STOCK OPTION AGREEMENT

13

NETHERLANDS

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.

Insider Trading Rules

You should be aware of the Dutch insider-trading rules, which may impact the sale of Shares acquired under the Plan.  In particular, you may be prohibited from effectuating certain transactions if you have inside information about the Company.

Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “insider information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands.  “Inside information” is defined as knowledge of specific information concerning the issuing company to which the securities relate or the trade in securities issued by such company, which has not been made public and which, if published, would reasonably be expected to affect the share price, regardless of the development of the price. The insider could be any employee of a parent, subsidiary or affiliate in the Netherlands who has inside information as described herein.

Given the broad scope of the definition of inside information, certain Option recipients working at a parent, subsidiary or affiliate of the Company in the Netherlands may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when recipient has such inside information.

If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.

SINGAPORE

Securities Law Notice

The grant of the Option under the Plan is offered on a private basis and is therefore exempt from registration in Singapore.

Director Notification Obligation

If you are a director, associate director or shadow director of the Company’s Singapore subsidiary, you are subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Company’s Singapore subsidiary in writing when you receive an interest (e.g., the Option) in the Company or any parent, subsidiary or affiliate.  These notifications must be made within two days of acquiring or disposing of any interest in the Company or any parent, subsidiary or affiliate.  In addition, a notification of your interests in the Company or any parent, subsidiary or affiliate must be made within two days of becoming a director.

MONGODB, INC.

STOCK OPTION AGREEMENT

14

SPAIN

Securities Law Notice

The Option granted pursuant to this Agreement do not qualify under Spanish regulations as a security.  No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Option.  The Agreement has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control

You understand that to participate in the Plan,  you must comply with exchange control regulations in Spain.  In this regard, you understand that if you send funds outside of Spain for the exercise of the Option or receives cash dividends or cash proceeds from the sale of Shares, you must comply with all applicable foreign exchange regulations and notification requirements and provide any required information to the local financial institution through which you transfer the funds.

If you acquire Shares under the Plan and wishes to transfer the share certificates to Spain, you understand that you must declare the importation of such securities to the Dirección General de Política Comercial e Inversiones Exteriores (i.e., the Bureau for Commercial Policy and Foreign Investments, which is a department of the Ministry of Economy).

UNITED KINGDOM

Securities Law Notice

The Agreement does not constitute an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.  The Plan and the Option are exclusively available in the UK to bona fide employees and former employees of the Company or its UK related subsidiaries.

MONGODB, INC.

STOCK OPTION AGREEMENT

15

EXHIBIT A

10GEN, INC. 2008 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of            ,     , between MongoDB, Inc. (the “Company”), and [First Name Last Name] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company granted Purchaser a stock option on [Grant Date] (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Options Granted] shares of the Company’s Class A Common Stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”).  Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 22.                              PURCHASE OF SHARES.

(a)                                 Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser [         ] shares of the Company’s Class A common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement.  Payment shall be delivered at the Closing, as such term is defined below.

(b)                                 The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 23.REPURCHASE RIGHT.

All shares of the Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of the Option Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).  The Company shall have the right, within ninety (90) days after the termination of Purchaser’s services to the Company (the “Termination Date”), to purchase from Purchaser all Subject Shares as of the Termination Date.  The

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-1

repurchase price shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement.  For purposes of this Section 2, the date the Company exercises its Repurchase Right shall be deemed to be the Termination Date. The Repurchase Right under this Section 2 shall lapse with respect to the Subject Shares in accordance with the vesting schedule in the Option Agreement.

SECTION 24.EXERCISE OF REPURCHASE RIGHT.

The Company shall be deemed to have exercised its Repurchase Right automatically for all Subject Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Subject Shares pursuant to Section 16 that it will not exercise its Repurchase Rights as to some or all of the Subject Shares.  The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer.  The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser the repurchase price determined according to Section 2, above.  The repurchase price shall be paid by certified or cashier’s check or by cancellation of any purchase money indebtedness of Purchaser to the Company.

SECTION 25.WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE RIGHT.

If the Company waives or fails to exercise the Repurchase Right as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine.  In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right.  The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Right assigned to such stockholders and shall notify both Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date.  In the event that the Company and/or such assignees do not elect to exercise the Repurchase Right as to all or part of the shares subject to it, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 26.ESCROW OF SHARES.

(a)                                 To ensure that Purchaser’s unvested Shares are delivered to the Company upon its exercise of its Repurchase Right, Purchaser agrees at the Closing under this Agreement, to deliver to and deposit with the escrow agent (the “Escrow Agent”) named in the Joint Escrow Instructions attached as Exhibit B, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Purchaser (with date and number of shares in blank) in the form attached as Exhibit C.  The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-2

(b)                                 Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent shall deliver to Purchaser certificates representing so many shares of Common Stock as are no longer subject to the Repurchase Right (less such shares as have been previously delivered).  Ninety (90) days after the Termination Date, the Company shall direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Right (less such shares as have been previously delivered).

SECTION 27.ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Repurchase Right and the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Repurchase Right and the Right of First Refusal.  While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.  Appropriate adjustments shall also be made to the number and/or class of shares subject to the Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right and Right of First Refusal may be exercised by the Company’s successor.

SECTION 28.THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a)                                 Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws.  The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-3

(b)                                 Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares.  The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  An election to purchase shall be made by written notice to Purchaser.  Payment for shares purchased pursuant to this Section 7 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c)                                  If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound.  The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d)                                 Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 7.

(e)                                  Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f)                                   Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g)                                  This Section 7 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-4

Purchaser.  The transferee shall execute a copy of the attached Exhibit D and file the same with the Secretary of the Company.

SECTION 29.PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE RIGHT OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 30.TRANSFER BY PURCHASER TO CERTAIN PEOPLE.

(a)                                 Notwithstanding anything herein to the contrary, Purchaser may not transfer, assign, encumber or otherwise dispose of any Subject Shares without the Company’s written consent, except that Purchaser may transfer Subject Shares to one or more members of Purchaser’s Immediate Family (as defined below), or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of Exhibit D and file the same with the Secretary of the Company.

(b)                                 For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 31.LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-5

REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED.  THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 32.PURCHASER’S INVESTMENT REPRESENTATIONS.

(a)                                 This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

(b)                                 Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c)                                  Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)                                 With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption.  In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)                                  Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period.  Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 33.NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-7

right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 34.RIGHTS OF PURCHASER.

(a)                                 Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(b)                                 Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity.  The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 35.RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.  Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies.  Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-8

SECTION 36.OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 37.NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office or the equivalent office in any jurisdiction in which Purchaser is resident with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 38.SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns.  The failure of the Company in any instance to exercise the Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 39.APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such state.

SECTION 40.NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF NEW YORK, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 41.NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-9

SECTION 42.ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MongoDB, INC.	[First Name Last Name] (PURCHASER)

By:
Signature
Its:

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-10

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

                  , ___

To Secretary

MongoDB, Inc.

[Address of Company]

Dear Sir or Madam:

As Escrow Agent for MongoDB, Inc. (the “Company”), and [First Name Last Name] (the “Purchaser”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Purchaser and the certificate(s) of stock representing Purchaser’s unvested shares purchased in accordance with the terms of the notice of exercise and common stock purchase agreement (the “Agreement”) and stock option agreement (the “Option Agreement”) entered into between the Company and Purchaser, in accordance with the following instructions:

1.In the event that the Company elects to exercise the Repurchase Right as described in Section 2 of the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

2.At the closing, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company.  The Company shall simultaneously deliver to you the repurchase price for the number of shares being purchased pursuant to the exercise of the Repurchase Right.

3.Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement.  Purchaser irrevocably appoints you as his or her attorneyinfact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions.  Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4.In accordance with the terms of Section 5 of the Agreement, you may, from time to time, deliver to Purchaser a certificate or certificates representing shares that are no longer subject to the Repurchase Right.

5.This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

MONGODB, INC.

 EXHIBIT B TO STOCK OPTION AGREEMENT

 JOINT ESCROW INSTRUCTIONS

B-1

6.If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver them to Purchaser and shall be discharged from all further obligations under these Joint Escrow Instructions.

7.Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

8.You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9.You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10.You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

11.You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12.You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

13.Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14.If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

15.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow

MONGODB, INC.

 EXHIBIT B TO STOCK OPTION AGREEMENT

 JOINT ESCROW INSTRUCTIONS

B-2

Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.  You are under no duty whatsoever to institute or defend against any such proceedings.

16.Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

17.By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

18.This instrument shall be governed by and construed in accordance with the laws of the State of New York.

19.This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,
MongoDB, INC.

By:

Its:

ESCROW AGENT:		[First Name Last Name] (PURCHASER)

Signature		Signature

INSTRUCTIONS:  YOU MUST SIGN THIS LETTER IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.

MONGODB, INC.

 EXHIBIT B TO STOCK OPTION AGREEMENT

 JOINT ESCROW INSTRUCTIONS

B-3

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [First Name Last Name] sells, assigns and transfers to MongoDB, Inc. (the “Company”) or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Company (the “Shares”), standing in his or her name on the books of the Company represented by Certificate No.             and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated: , .

[First Name Last Name]

(Signature)

Spousal Consent (if applicable)

                                 (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name

Signature

INSTRUCTIONS:  YOU MUST SIGN THIS FORM IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE RIGHT” SET FORTH IN THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

MONGODB, INC.

EXHIBIT C TO STOCK OPTION AGREEMENT

ASSIGNMENT SEPARATE FROM CERTIFICATE

C-1

EXHIBIT D

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

OF

MONGODB, INC.

The undersigned, as transferee of shares of MongoDB, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of MongoDB, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated: , .

(Signature of Transferee)

(Printed Name of Transferee)

2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

MONGODB, INC.

2008 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT (UK EMPLOYEES)

MongoDB, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its Class A common stock (“Shares”).  The terms and conditions of this Option are set forth in the Stock Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan and UK Addendum (together referred to herein as the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:	[Date of Grant]

Name of Optionee:	[First Name Last Name]

Number of Option Shares:	[Options Granted]

Exercise Price per Share:

[Exercise Price] (The Exercise Price per Share of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share must be at least one hundred ten percent (110%) of Fair Market Value.)

Vesting Start Date:	[Vesting Start Date]

Type of Option:	Type of Grant: UK Unapproved Option

Vesting Schedule:

The Option vests with respect to the first 25% of the Shares when the Optionee completes 12 months of continuous Service after the Vesting Start Date, and with respect to an additional 1/48th of the Shares when the Optionee completes each full month of continuous Service thereafter.

10GEN, INC.

NOTICE OF STOCK OPTION GRANT

1

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and UK Addendum and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[FIRST NAME LAST NAME]	MONGODB, INC.

By:
Its: General Counsel

10GEN, INC.

NOTICE OF STOCK OPTION GRANT

2

MONGODB, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT (UK EMPLOYEES)

SECTION 1.KIND OF OPTION.

This Option is intended to be an unapproved option for the purposes of section 471, ITEPA.

SECTION 2.VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option and the Shares shall vest in accordance with the schedule set forth in the Notice of Stock Option Grant.  If your Service as an Employee terminates for any reason, vesting of your Shares subject to this Option immediately stops and your Option will lapse immediately as to the number of Shares that are not vested as of the date your Service as an Employee terminates, unless the Board in its absolute discretion determines otherwise prior to the date of termination.

SECTION 3.TERM.

Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant (the “Expiration Date”).  Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4.REGULAR TERMINATION.

(a)                                 If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service.  During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 5.DEATH.

If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death.  During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

10GEN, INC.

STOCK OPTION AGREEMENT

1

SECTION 6.DISABILITY.

If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.  During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability.  “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 7.EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A.  You must submit this form, together with full payment, to the Company.  Your exercise will be effective when it is received by the Company.  If you exercise your Option prior to vesting as provided in Section 8, you must also sign an Assignment Separate from Certificate attached as Exhibit C.  If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 8.EXERCISE OF OPTION BEFORE VESTING.

If you wish, you may exercise your Option before it is vested (“Early Exercise”).  The Company may in its sole and absolute discretion prohibit you from undertaking an Early Exercise at any time prior to the expiration of six (6) months from the Date of Grant.  Your Option Shares will be subject to a repurchase right which shall lapse according to the same vesting schedule applicable had you not exercised your Option.  The repurchase right allows the Company to repurchase the unvested Shares for the Exercise Price.  If you exercise this Option before it is vested, and may be liable to pay tax in the United States you should consider making an election under Section 83(b) of the Internal Revenue Code (the “83(b) Election”).  The 83(b) Election must be filed within thirty (30) days after the date you exercise all or any portion of your Option in which you are not vested.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR APPROPRIATELY QUALIFIED IN THE UK BEFORE EXERCISING PRIOR TO VESTING.

SECTION 9.PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents.  Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise.  To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable

10GEN, INC.

STOCK OPTION AGREEMENT

2

direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes.  The Company will provide the forms necessary to make such a cashless exercise.  The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

SECTION 10.TAX WITHHOLDING AND REPORTING.

(a)                                 You will not be allowed to exercise this Option unless you pay, or make acceptable arrangements to pay, any state, federal, local or foreign taxes and social security contributions required to be withheld as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option or which the Company (or, if different, your employer) is required to pay on your behalf, including but not limited to the Tax Liabilities. You hereby authorize withholding from payroll or any other payment due you from the Company or your employer to satisfy any such withholding tax obligation. The acceptable arrangements for payment of the Tax Liabilities may include as a condition of grant, exercise or other dealing in the Option (as appropriate) entering into an election whereby the employer’s liability for secondary national insurance contributions is transferred to you on terms set out in the election and approved by HMRC.

(b)                                 In the event that the Company determines that the Shares to be acquired on exercise of the Option are “restricted securities” for the purposes of Part 7, Chapter 2 ITEPA you shall as a condition of grant, exercise or other dealing in the Option, enter into an election with the Company (or your employer, if different) pursuant to section 431 ITEPA (or any other election as the relevant company may direct for the same purpose) electing that the market value of the Shares acquired be calculated as if they were not “restricted securities”.

SECTION 11.RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 12.RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

10GEN, INC.

STOCK OPTION AGREEMENT

3

SECTION 13.TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option.  This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

SECTION 14.RETENTION RIGHTS.

This Agreement and the grant and vesting of the Option does not give you the right to be retained by the Company in any capacity.  The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you, or being subject to any claim by you pursuant to this Agreement.

SECTION 15.STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 16.ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 17.LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND

10GEN, INC.

STOCK OPTION AGREEMENT

4

QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 18.TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option.  The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation.  Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

The Company gives no assurance that adverse tax consequences will not occur and specifically assumes no responsibility therefor.  By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you.  YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 19.THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.  The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

SECTION 20.MISCELLANEOUS PROVISIONS.

(a)                                 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered,

10GEN, INC.

STOCK OPTION AGREEMENT

5

the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(b)                                 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(c)                                  You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)                                 You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(e)                                  You consent to the collection, use and transfer of personal data as described in this Subsection.  You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number (or, if you are a UK resident Employee, your National Insurance number), salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the your favor (the “Data”).  You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan, including the transfer of your personal Data outside of the EU.  You understand and acknowledge that the recipients of Data may be located in the United Kingdom, United States or elsewhere.  You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf.  You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection by contacting the Human Resources Department of the Company in writing.

10GEN, INC.

STOCK OPTION AGREEMENT

6

SECTION 21.APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of New York (without regard to their choice of law provisions) save in relation to UK taxation legislation which will be interpreted and enforced in accordance with the laws of England and Wales.

7

EXHIBIT A

10GEN, INC. 2008 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of                 , between MongoDB, Inc. (the “Company”), and [First Name Last Name] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company granted Purchaser a stock option on [Date of Grant] (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Options Granted] shares of the Company’s Class A Common Stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan and UK Addendum (together referred to herein as the “Plan”).  Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 22.                              PURCHASE OF SHARES.

(a)                                 Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser         shares of the Company’s Class A common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant together with any tax or social security contribution withholding liability payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement.  Payment shall be delivered at the Closing, as such term is defined below.

(b)                                 Pursuant to the terms of the Option Agreement, if so required by the Company and not previously provided Purchaser hereby delivers to the Company as a condition of exercise of the Option an executed election jointly with Purchaser’s employer, electing that the employer’s liability for national insurance contributions arising on the exercise of the Option be transferred to Purchaser on the terms set out in the election and approved by HMRC.

(c)                                  If so required by the Company and not previously provided, Purchaser herewith delivers to the Company as a condition of exercise of the Option an executed

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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election pursuant to section 431, ITEPA electing that the market value of Shares acquired on exercise of the Option be calculated as if such Shares were not “restricted securities” for the purposes of Part 7, Chapter 2, ITEPA.

(d)                                 The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 23.REPURCHASE RIGHT.

All shares of the Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of the Option Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).  The Company shall have the right, within ninety (90) days after the termination of Purchaser’s services to the Company (the “Termination Date”), to purchase from Purchaser all Subject Shares as of the Termination Date.  The repurchase price shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement.  For purposes of this Section 2, the date the Company exercises its Repurchase Right shall be deemed to be the Termination Date. The Repurchase Right under this Section 2 shall lapse with respect to the Subject Shares in accordance with the vesting schedule in the Option Agreement.

SECTION 24.EXERCISE OF REPURCHASE RIGHT.

The Company shall be deemed to have exercised its Repurchase Right automatically for all Subject Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Subject Shares pursuant to Section 16 that it will not exercise its Repurchase Rights as to some or all of the Subject Shares.  The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer.  The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser the repurchase price determined according to Section 2, above.  The repurchase price shall be paid by certified or cashier’s check or by cancellation of any purchase money indebtedness of Purchaser to the Company.

SECTION 25.WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE RIGHT.

If the Company waives or fails to exercise the Repurchase Right as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine.  In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right.  The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Right assigned to such stockholders and shall notify both Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date.  In the event that the

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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Company and/or such assignees do not elect to exercise the Repurchase Right as to all or part of the shares subject to it, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 26.ESCROW OF SHARES.

(a)                                 To ensure that Purchaser’s unvested Shares are delivered to the Company upon its exercise of its Repurchase Right, Purchaser agrees at the Closing under this Agreement, to deliver to and deposit with the escrow agent (the “Escrow Agent”) named in the Joint Escrow Instructions attached as Exhibit B, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Purchaser (with date and number of shares in blank) in the form attached as Exhibit C.  The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

(b)                                 Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent shall deliver to Purchaser certificates representing so many shares of Common Stock as are no longer subject to the Repurchase Right (less such shares as have been previously delivered).  Ninety (90) days after the Termination Date, the Company shall direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Right (less such shares as have been previously delivered).

SECTION 27.ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Repurchase Right and the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Repurchase Right and the Right of First Refusal.  While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.  Appropriate adjustments shall also be made to the number and/or class of shares subject to the Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right and Right of First Refusal may be exercised by the Company’s successor.

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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SECTION 28.THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a)                                 Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws.  The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b)                                 Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares.  The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  An election to purchase shall be made by written notice to Purchaser.  Payment for shares purchased pursuant to this Section 7 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c)                                  If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound.  The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d)                                 Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 7.

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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(e)                                  Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f)                                   Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g)                                  This Section 7 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of the attached Exhibit D and file the same with the Secretary of the Company.

SECTION 29.PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE RIGHT OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 30.TRANSFER BY PURCHASER TO CERTAIN PEOPLE.

(a)                                 Notwithstanding anything herein to the contrary, Purchaser may not transfer, assign, encumber or otherwise dispose of any Subject Shares without the Company’s written consent, except that Purchaser may transfer Subject Shares to one or more members of Purchaser’s Immediate Family (as defined below), or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of Exhibit D and file the same with the Secretary of the Company.

(b)                                 For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 31.LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 32.PURCHASER’S INVESTMENT REPRESENTATIONS.

(a)                                 This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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participation to such person or to any third person, with respect to any of the Common Stock.

(b)                                 Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c)                                  Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)                                 With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption.  In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)                                  Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period.  Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 33.NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 34.RIGHTS OF PURCHASER.

(a)                                 Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(b)                                 Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity.  The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 35.RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.  Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies.  Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 36.OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 37.NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office or the equivalent office in any jurisdiction in which Purchaser is resident with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 38.SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns.  The failure of the Company in any instance to exercise the Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 39.APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such state save in relation to the UK taxation legislation provisions applicable to this Agreement which will be interpreted and enforced in accordance with the laws of England and Wales.

SECTION 40.NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF NEW YORK, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 41.NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 42.ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MongoDB, Inc.	[First Name Last Name] (PURCHASER)

By:
Signature
Its:

10GEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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EXHIBIT B

JOINT ESCROW INSTRUCTIONS

,

To Secretary

MongoDB, Inc.

[Address of Company]

Dear Sir or Madam:

As Escrow Agent for MongoDB, Inc. (the “Company”), and [First Name Last Name] (the “Purchaser”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Purchaser and the certificate(s) of stock representing Purchaser’s unvested shares purchased in accordance with the terms of the notice of exercise and common stock purchase agreement (the “Agreement”) and stock option agreement (the “Option Agreement”) entered into between the Company and Purchaser, in accordance with the following instructions:

1.In the event that the Company elects to exercise the Repurchase Right as described in Section 2 of the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

2.At the closing, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company.  The Company shall simultaneously deliver to you the repurchase price for the number of shares being purchased pursuant to the exercise of the Repurchase Right.

3.Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement.  Purchaser irrevocably appoints you as his or her attorneyinfact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions.  Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4.In accordance with the terms of Section 5 of the Agreement, you may, from time to time, deliver to Purchaser a certificate or certificates representing shares that are no longer subject to the Repurchase Right.

5.This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

10GEN, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

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6.If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver them to Purchaser and shall be discharged from all further obligations under these Joint Escrow Instructions.

7.Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

8.You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9.You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10.You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

11.You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12.You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

13.Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14.If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

15.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow

10GEN, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

B-2

Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.  You are under no duty whatsoever to institute or defend against any such proceedings.

16.Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

17.By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

18.This instrument shall be governed by and construed in accordance with the laws of the State of New York.

19.This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,
MongoDB, Inc.

By:

Its:

ESCROW AGENT:		[First Name Last Name] (PURCHASER)

Signature		Signature

INSTRUCTIONS:  YOU MUST SIGN THIS LETTER IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.

10GEN, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

B-3

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [First Name Last Name] sells, assigns and transfers to MongoDB, Inc. (the “Company”) or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Company (the “Shares”), standing in his or her name on the books of the Company represented by Certificate No.             and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:                      ,     .

[First Name Last Name]

(Signature)

INSTRUCTIONS:  YOU MUST SIGN THIS FORM IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE RIGHT” SET FORTH IN THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

10GEN, INC.

EXHIBIT C TO STOCK OPTION AGREEMENT

ASSIGNMENT SEPARATE FROM CERTIFICATE

C-1

Early Exercise

EXHIBIT D

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT OF

10GEN, INC.

The undersigned, as transferee of shares of 10Gen, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of 10Gen, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:                      ,     .

(Signature of Transferee)

(Printed Name of Transferee)

1

Early Exercise

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

10GEN, INC.

2008 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT (AUSTRALIAN EMPLOYEES)

MongoDB, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its Class A common stock (“Shares”).  The terms and conditions of this Option are set forth in the Stock Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:	[Date of Grant]

Name of Optionee:	[First Name Last Name]

Number of Option Shares:	[Options Granted]

Exercise Price per Share:

US[Exercise Price] (The Exercise Price per Share of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share of an ISO or an NSO must be at least one hundred ten percent (110%) of Fair Market Value.)

Vesting Start Date:	[Vesting Start Date]

Type of Option:	Type of Grant: Australian Option

Vesting Schedule:

The Option vests with respect to the first 25% of the Shares when the Optionee completes 12 months of continuous Service after the Vesting Start Date, and with respect to an additional 1/48th of the Shares when the Optionee completes each full month of continuous Service thereafter.

MONGODB, INC.

NOTICE OF STOCK OPTION GRANT

1

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[FIRST NAME LAST NAME]	MONGODB, INC.

By:

	Its:	General Counsel

MONGODB, INC.

NOTICE OF STOCK OPTION GRANT

2

10GEN, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT (AUSTRALIAN EMPLOYEES)

SECTION 1.KIND OF OPTION.

This Option is intended to qualify for deferred taxation treatment pursuant to Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth).

SECTION 2.VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option and the Shares shall vest in accordance with the schedule set forth in the Notice of Stock Option Grant.  If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates.  If your Option is granted in consideration of your Service as an Outside Director, after your Service as an Outside Director terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Outside Director terminates.

SECTION 3.TERM.

Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant.  Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4.REGULAR TERMINATION.

If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service.  During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 5.DEATH.

If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death.  During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

MONGODB, INC.

STOCK OPTION AGREEMENT

1

SECTION 6.DISABILITY.

If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.  During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability.  “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 7.EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A.  You must submit this form, together with full payment, to the Company.  Your exercise will be effective when it is received by the Company.  If you exercise your Option prior to vesting as provided in Section 8, you must also sign an Assignment Separate from Certificate attached as Exhibit C.  If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 8.EXERCISE OF OPTION BEFORE VESTING.

If you wish, you may exercise your Option before it is vested (“Early Exercise”).  The Company may in its sole and absolute discretion prohibit you from undertaking an Early Exercise at any time prior to the expiration of six (6) months from the Date of Grant.  Your Option Shares will be subject to a repurchase right which shall lapse according to the same vesting schedule applicable had you not exercised your Option.  The repurchase right allows the Company to repurchase the unvested Shares for the Exercise Price.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE EXERCISING PRIOR TO VESTING.

SECTION 9.PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents.  Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise.  To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes.  The Company will provide the forms necessary to make such a cashless exercise.  The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

MONGODB, INC.

STOCK OPTION AGREEMENT

2

SECTION 10.TAX WITHHOLDING AND REPORTING.

You will not be allowed to exercise this Option unless you pay, or make acceptable arrangements to pay, any taxes required to be withheld as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.  You hereby authorize withholding from payroll or any other payment due you from the Company or your employer to satisfy any such withholding tax obligation. You hereby authorize the Company to provide all necessary information to a Tax Authority in respect of the Options.

SECTION 11.RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 12.RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 13.SECURITIES LAW INFORMATION

The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law.  Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

SECTION 14.TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option.  This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

MONGODB, INC.

STOCK OPTION AGREEMENT

3

SECTION 15.RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity.  The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 16.STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 17.ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 18.LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

MONGODB, INC.

STOCK OPTION AGREEMENT

4

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED.  THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 19.TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option.  The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation.  Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

The Company gives no assurance that adverse tax consequences will not occur and specifically assumes no responsibility therefor.  By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you.  YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 20.THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.  The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

SECTION 21.MISCELLANEOUS PROVISIONS.

(a)                                 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

MONGODB, INC.

STOCK OPTION AGREEMENT

5

(b)                                 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(c)                                  You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)                                 You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of the your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(e)                                  You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of personal data as described in this document by and among the Company and its related bodies corporate the exclusive purpose of implementing, administering and managing the Plan.

(f)                                   You acknowledge that the Company holds certain personal information about the you, including, but not limited to, your name, home address and telephone number, date of birth, tax file number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the your favour, for the purpose of implementing, administering and managing the Plan (“Data”).  You consent to that Data being transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country.  You understand that you request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative.  You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any shares acquired upon exercise of the Option.  You understand that Data will be held only as long as is necessary to implement, administer and manage the you participation in the Plan.  You understand that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative.  You understand, however, that refusing or withdrawing consent may affect your ability to participate in the Plan.  For more information on the consequences of a refusal to consent or

MONGODB, INC.

STOCK OPTION AGREEMENT

6

withdrawal of consent, you understand that he or she may contact the Participant’s local human resources representative.

SECTION 21.APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of New York (without regard to their choice of law provisions) save in relation to Australian taxation legislation which will be interpreted and enforced in accordance with the laws of Australia.

MONGODB, INC.

STOCK OPTION AGREEMENT

7

EXHIBIT A

10GEN, INC. 2008 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of            ,     , between MongoDB, Inc. (the “Company”), and [First Name Last Name] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company granted Purchaser a stock option on [Date of Grant] (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Options Granted] shares of the Company’s Class A Common Stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”).  Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 22.PURCHASE OF SHARES.

(a)                                 Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser [         ] shares of the Company’s Class A common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement.  Payment shall be delivered at the Closing, as such term is defined below.

(b)                                 The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 23.REPURCHASE RIGHT.

All shares of the Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of the Option Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).  The Company shall have the right, within ninety (90) days after the termination of Purchaser’s services to the Company (the “Termination Date”), to purchase from Purchaser all Subject Shares as of the Termination Date.  The

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

repurchase price shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement.  For purposes of this Section 2, the date the Company exercises its Repurchase Right shall be deemed to be the Termination Date. The Repurchase Right under this Section 2 shall lapse with respect to the Subject Shares in accordance with the vesting schedule in the Option Agreement.

SECTION 24.EXERCISE OF REPURCHASE RIGHT.

The Company shall be deemed to have exercised its Repurchase Right automatically for all Subject Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Subject Shares pursuant to Section 16 that it will not exercise its Repurchase Rights as to some or all of the Subject Shares.  The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer.  The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser the repurchase price determined according to Section 2, above.  The repurchase price shall be paid by certified or cashier’s check or by cancellation of any purchase money indebtedness of Purchaser to the Company.

SECTION 25.WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE RIGHT.

If the Company waives or fails to exercise the Repurchase Right as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine.  In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right.  The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Right assigned to such stockholders and shall notify both Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date.  In the event that the Company and/or such assignees do not elect to exercise the Repurchase Right as to all or part of the shares subject to it, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 26.ESCROW OF SHARES.

(a)                                 To ensure that Purchaser’s unvested Shares are delivered to the Company upon its exercise of its Repurchase Right, Purchaser agrees at the Closing under this Agreement, to deliver to and deposit with the escrow agent (the “Escrow Agent”) named in the Joint Escrow Instructions attached as Exhibit B, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Purchaser (with date and number of shares in blank) in the form attached as Exhibit C.  The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

(b)                                 Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent shall deliver to Purchaser certificates representing so many shares of Common Stock as are no longer subject to the Repurchase Right (less such shares as have been previously delivered).  Ninety (90) days after the Termination Date, the Company shall direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Right (less such shares as have been previously delivered).

SECTION 27.ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Repurchase Right and the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Repurchase Right and the Right of First Refusal.  While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.  Appropriate adjustments shall also be made to the number and/or class of shares subject to the Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right and Right of First Refusal may be exercised by the Company’s successor.

SECTION 28.THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a)                                 Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws.  The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

(b)                                 Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares.  The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  An election to purchase shall be made by written notice to Purchaser.  Payment for shares purchased pursuant to this Section 7 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c)                                  If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound.  The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d)                                 Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 7.

(e)                                  Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f)                                   Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g)                                  This Section 7 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to

Purchaser.  The transferee shall execute a copy of the attached Exhibit D and file the same with the Secretary of the Company.

SECTION 29.PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE RIGHT OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 30.TRANSFER BY PURCHASER TO CERTAIN PEOPLE.

(a)                                 Notwithstanding anything herein to the contrary, Purchaser may not transfer, assign, encumber or otherwise dispose of any Subject Shares without the Company’s written consent, except that Purchaser may transfer Subject Shares to one or more members of Purchaser’s Immediate Family (as defined below), or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of Exhibit D and file the same with the Secretary of the Company.

(b)                                 For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 31.LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED.  THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 32.PURCHASER’S INVESTMENT REPRESENTATIONS.

(a)                                 This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

(b)                                 Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c)                                  Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)                                 With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption.  In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)                                  Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period.  Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 33.NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 34.RIGHTS OF PURCHASER.

(a)                                 Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(b)                                 Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity.  The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 35.RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.  Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies.  Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

SECTION 36.OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 37.NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office or the equivalent office in any jurisdiction in which Purchaser is resident with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 38.SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns.  The failure of the Company in any instance to exercise the Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 39.APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such state save in relation to the Australian taxation legislation provisions applicable to this Agreement which will be interpreted and enforced in accordance with the laws of Australia.

SECTION 40.NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF NEW YORK, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

SECTION 41.NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 42.ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MongoDB, INC.	[First Name Last Name] (PURCHASER)

By:
Signature
Its:

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

                    ,

To Secretary

MongoDB, Inc.

[Address of Company]

Dear Sir or Madam:

As Escrow Agent for MongoDB, Inc. (the “Company”), and [Employee name] (the “Purchaser”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Purchaser and the certificate(s) of stock representing Purchaser’s unvested shares purchased in accordance with the terms of the notice of exercise and common stock purchase agreement (the “Agreement”) and stock option agreement (the “Option Agreement”) entered into between the Company and Purchaser, in accordance with the following instructions:

1.In the event that the Company elects to exercise the Repurchase Right as described in Section 2 of the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

2.At the closing, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company.  The Company shall simultaneously deliver to you the repurchase price for the number of shares being purchased pursuant to the exercise of the Repurchase Right.

3.Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement.  Purchaser irrevocably appoints you as his or her attorneyinfact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions.  Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4.In accordance with the terms of Section 5 of the Agreement, you may, from time to time, deliver to Purchaser a certificate or certificates representing shares that are no longer subject to the Repurchase Right.

5.This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

MONGODB, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

6.If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver them to Purchaser and shall be discharged from all further obligations under these Joint Escrow Instructions.

7.Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

8.You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9.You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10.You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

11.You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12.You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

13.Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14.If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

15.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow

MONGODB, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.  You are under no duty whatsoever to institute or defend against any such proceedings.

16.Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

17.By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

18.This instrument shall be governed by and construed in accordance with the laws of the State of New York.

19.This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,
MongoDB, INC.

By:

Its:

ESCROW AGENT:		[Employee name] (PURCHASER)

Signature		Signature

INSTRUCTIONS:  YOU MUST SIGN THIS LETTER IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.

MONGODB, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

JOINT ESCROW INSTRUCTIONS

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [Employee name] sells, assigns and transfers to MongoDB, Inc. (the “Company”) or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Company (the “Shares”), standing in his or her name on the books of the Company represented by Certificate No.             and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:                      ,     .

[Employee name]

(Signature)

Spousal Consent (if applicable)

(Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name

Signature

INSTRUCTIONS:  YOU MUST SIGN THIS FORM IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”).  IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE RIGHT” SET FORTH IN THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

MONGODB, INC.

EXHIBIT C TO STOCK OPTION AGREEMENT

ASSIGNMENT SEPARATE FROM CERTIFICATE

C-1

EXHIBIT D

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT
OF

MONGODB, INC.

The undersigned, as transferee of shares of MongoDB, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of MongoDB, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:                      ,     .

(Signature of Transferee)

(Printed Name of Transferee)

MONGODB, INC.

EXHIBIT D TO STOCK OPTION AGREEMENT

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

D-1

EXHIBIT F

AUSTRALIAN TAX INFORMATION

(Current as of 15/07/2015)

The following memorandum briefly summarizes current Australian income tax law.  The discussion is intended to be used solely for general information purposes and does not make specific representations to any participant.  A taxpayer’s particular situation may be such that some variation of the basic rules is applicable to him or her.  In addition, the Australian income tax laws and regulations are revised frequently and may change again in the future.  Each participant is urged to consult a tax advisor, both with respect to Australian income tax consequences as well as any foreign, state or local tax consequences, before exercising any option or before disposing of any shares of stock acquired under the Plan.

Change in Australian tax law

Due to changes in the way that employee share scheme grants are taxed that came into effect from 1 July 2015, grants made after this date are different to prior years. The old tax rules continue to operate for grants made before that date.

Tax treatment of your Option

No tax should arise upon accepting the Offer. No tax should arise if the Option is terminated.

As the Option is subject to vesting conditions, namely that you must be continuously employed for 12 months after the Option is granted (and longer periods), a real risk of forfeiture exists and tax may be deferred until the earlier of:

•                  When the option has vested and has been exercised and the shares acquired by exercising the option can be dealt with by you;

•                  When your employment ceases; or

•                  15 years from the date of grant.

Exercise of Option

As you are paying less than market value to acquire your Option, you will be taxed on revenue account when the Option is exercised and exchanged for shares (provided you have not ceased employment earlier). The taxable amount is the market value of the shares received at that time less any amounts paid for those shares (i.e. the discount you received to acquire the shares).  You may also be subject to tax when you sell the shares, as outlined below.

MONGODB, INC.

EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

F-1

Disposal of your shares

Any gain realised on the subsequent sale of your shares should be subject to capital gains tax (CGT).  The gain is calculated as the difference between the net sale proceeds you receive and the cost base of the shares.  The cost base of the shares will be the market value of the shares at the time the option is exercised (unless you cease employment or earlier in which case it will be the market value of the option at that time).

Where the shares have been held for at least 12 months after exercise of the Option (not including the dates of acquisition and sale), only 50% of the gain (after deducting any available capital losses) is subject to tax.  It is important to note that for the purpose of determining whether you have held the shares for 12 months, only the period after exercise of the Option (i.e. when you acquire the shares) is relevant — the period for which you have held the Option is not counted.

If the shares are sold for proceeds that are less than the shares’ cost base, a capital loss may arise.  Capital losses may be used to offset current year capital gains, or carried forward against future year capital gains. Capital losses cannot offset ordinary income.

Dividends paid on shares

Dividends are not payable to you as a holder of the Option.  The information that follows relates to dividends which may be payable if the Company decides to pay a dividend on its shares, once you have exercised your Option and acquired shares.

You will be subject to income tax, at your marginal tax rate plus 2% Medicare levy, on any dividends paid on your shares.

Reporting income and gains in your tax return

You must report any taxable amounts arising from your Option or shares in your tax return for the year in which the benefit arises.  This will include gains realised on sale of shares acquired on exercise of the Option, on the sale of the Option itself, as well as any dividend payments.  Your tax return is due by 31 October following the end of the 30 June tax year (unless you are on a Tax Agent’s Lodgement Program which allows for an extension to the normal filing deadline).

The tax (payable at your marginal tax rate — the highest rate in the tax year ending 30 June 2016 is equivalent to 49%, including 2% Medicare levy and 2% temporary budget deficit repair levy) must be paid when your income tax return is assessed.

Early Exercise

If you are permitted to exercise an option before the rights in the shares subject to the option are vested, the tax aspects of such an “early exercise” will be as follows:

•                  You will not be taxed at the time of exercise;

MONGODB, INC.

EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

F-2

•                  You will be taxed once the shares vest at your marginal tax rate on the value of the shares at that time less what you paid for them (i.e. the discount);

•                  For capital gains tax purposes, the 12 month holding period required for the CGT discount will commence when you Early Exercise and receive the shares.

Forfeiture of Unvested Shares

If service with the Company terminates before the shares are vested, the Company may repurchase the shares at the original purchase price of the shares.  No gain or loss should arise in this scenario.

THIS TAX SUMMARY IS GENERAL IN NATURE AND SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION.  EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

MONGODB, INC.

EXHIBIT F TO STOCK OPTION AGREEMENT

U.S. FEDERAL TAX INFORMATION

F-3

MongoDB (formerly 10Gen Inc.) 2008 Stock Incentive Plan

Sub-Plan for Israeli Participants

1.                                      GENERAL

1.1                               This sub-plan (the “Sub-Plan”) shall apply only to Employees, Consultants or Outside Directors who are residents of the State of Israel upon the date of grant of the Award, as defined below in Section 2, or who are deemed Israeli tax residents (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the MongoDB (formerly 10Gen, Inc.) 2008 Stock Incentive Plan (hereinafter the “Plan”).

1.2                              This Sub-Plan is to be read as an extension of the Plan and modifies Awards granted to Israeli Participants only to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 5721-1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other recipients of Awards under the Plan.

1.3                              The Plan and this Sub-Plan are complementary to each other and shall be deemed as an integrated whole for purposes of the Israeli Participants. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail.

1.4                              Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan.

2.                                      DEFINITIONS

2.1                               “102 Award” means any Award granted to an Approved Israeli Participant pursuant to Section 102 of the Ordinance.

2.2                               “Approved Israeli Participant” means an Israeli Participant who is an Employee, Outside Director or an officer of any Israeli resident Subsidiary of the Company, excluding any Controlling Shareholder of the Company, provided that the Subsidiary is an Israeli resident company or otherwise meets the definition of an Employer under Section 102.

2.3                               “Award” solely for the purpose of this Sub-Plan means any Option or Share granted by the Company to an Israeli Participant, in accordance with the provisions of the Plan and the applicable Stock Option Agreement or Restricted Stock Agreement, provided that they are converted only into Shares.

2.4                               “Capital Gain Award” or “CGA” means a Trustee 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.5                               “Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.6                              “Israeli Stock Award Agreement” means the Stock Option Agreement or Restricted Stock Agreement between the Company and an Israeli Participant that sets out the terms and conditions of an Award.

2.7                              “ITA” means the Israeli Tax Authority.

2.8                               “Non-Trustee 102 Award” means a 102 Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

2.9                               “Ordinance” means the Israeli Income Tax Ordinance [New Version] 5721-1961, as now in effect or as hereafter amended.

2.10                        “Ordinary Income Award” or “OIA” means a Trustee 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.11                       “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.12                       “Tax” means any applicable tax and other compulsory payments in connection with the Award or Shares, including without limitation, social security and health tax contributions under any applicable law.

2.13                       “Trustee” means any person or entity appointed by the Company or its Israeli resident Subsidiary to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.

2.14                       “Trustee 102 Award” means a 102 Award granted to an Approved Israeli Participant pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Participant.

2.15                        “Unapproved Israeli Participant” means an Israeli Participant who is not an Approved Israeli Participant, including a consultant or a Controlling Shareholder of the Company.

3.                                      ISSUANCE OF AWARDS

3.1                              The persons eligible for participation in the Plan as Israeli Participants shall include Approved Israeli Participants and Unapproved Israeli Participants, provided, however, that only Approved Israeli Participants may be granted 102 Awards.

3.2                              The Company may designate Awards granted to Approved Israeli Participants pursuant to Section 102 as Trustee 102 Awards or Non-Trustee 102 Awards.

3.3                              Unless a special ruling is received from the ITA, the grant of Trustee 102 Awards shall not be made until 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.

3.4                              Trustee 102 Awards may either be classified as Capital Gain Awards (CGAs) or Ordinary Income Awards (OIAs).

3.5                              No Trustee 102 Award may be granted under this Sub-Plan to any Approved Israeli Participant, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Awards, whether CGAs or OIAs, that will be granted under the Plan and this Sub-Plan (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Award under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected, and shall apply to all Israeli Participants who are granted Trustee 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. The Election shall not prevent the Company from granting Non-Trustee 102 Awards simultaneously.

3.6                              All Trustee 102 Awards must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 4 below.

3.7                              The designation of Non-Trustee 102 Awards and Trustee 102 Awards shall be subject to the terms and conditions set forth in Section 102.

3.8                              Awards granted to Unapproved Israeli Participants shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.

4.                                      TRUSTEE

4.1                              Trustee 102 Awards which shall be granted under this Sub-Plan and/or any Share allocated or issued upon grant, exercise or vesting of a Trustee 102 Award and/or other Shares received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102. In the event that the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as Non-Trustee 102 Awards or as Awards which are not subject to Section 102, all in accordance with the provisions of Section 102.

4.2                              With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Share received upon the grant, exercise or vesting of a Trustee 102 Award and/or any Share received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “Holding Period”). Notwithstanding

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the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.

4.3                              Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon grant, exercise or vesting of a Trustee 102 Award unless the Company, its relevant Israeli Subsidiary and the Trustee are satisfied that the full amounts of Tax due have been paid or will be paid.

4.4                              Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of the Award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.

5.                                      THE AWARDS

The terms and conditions upon which the Awards shall be issued and exercised or vest, as applicable, shall be specified in the Israeli Stock Award Agreement to be executed pursuant to the Plan and to this Sub-Plan. Each Israeli Stock Award Agreement shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (i.e., a CGA, OIA or Non-Trustee 102 Award), and any applicable vesting provisions and exercise price that may be payable.

6.                                      EXERCISE AND VESTING OF AWARDS

Vesting and exercise of Awards granted to Israeli Participants shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Company (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.

7.                                      ASSIGNABILITY, DESIGNATION AND SALE OF AWARDS

7.1.                           Notwithstanding any other provision of the Plan, no Trustee 102 Award or any right with respect thereto, or purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral, or any right with respect to any Trustee 102 Award given to any third party whatsoever, and during the lifetime of the Israeli Participant, each and all of such Israeli Participant’s rights with respect to a Trustee 102 Award shall belong only to the Israeli Participant. Any such action made directly or indirectly, for an immediate or future validation, shall be void.

7.2                               As long as Awards or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.                                      INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S APPROVAL

8.1.                            With regard to Trustee 102 Awards, the provisions of the Plan and/or the Sub-Plan and/or the Israeli Stock Award Agreement shall be subject to the provisions of Section

102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Stock Award Agreement.

8.2.                           Any provision of Section 102 and/or said approval issued by the ITA which must be complied with in order to receive and/or to maintain any tax Award pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Stock Award Agreement, shall be considered binding upon the Company, the relevant Israeli Subsidiary and the Israeli Participants.

9.                                      DIVIDEND

Subject to the provisions of the Plan, with respect to all Shares allocated or issued subsequent to the grant, exercise or vesting of Awards granted to the Israeli Participant and held by the Israeli Participant or by the Trustee, as the case may be, the Israeli Participant shall be entitled to receive dividends, if any, in accordance with the quantity of such Shares, subject to the provisions of the Company’s Articles of Incorporation (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of  Section 102 and the rules, regulations or orders promulgated thereunder.

10.                               TAX CONSEQUENCES

10.1                        Any tax consequences arising from the grant, exercise, vesting or sale of any Award, from the payment for and/or sale of Shares covered thereby or from any other event or act (of the Company, and/or its Subsidiaries, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Subsidiaries and/or the Trustee shall withhold Tax according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Participant agrees to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Participant.

10.2                        The Company and/or, when applicable, the Trustee shall not be required to release any Award or Share to an Israeli Participant until all required Tax payments have been fully made.

10.3                        With respect to Non-Trustee 102 Awards, if the Israeli Participant ceases to be employed by the Company or any Subsidiary, or otherwise if so requested by the Company or the Subsidiary, the Israeli Participant shall extend to the Company and/or the Subsidiary a security or guarantee for the payment of Tax due at the time of sale of Shares, in accordance with the provisions of Section 102.

10.4        For avoidance of doubt it is clarified that the tax treatment of any Award granted under this Plan is not guaranteed and although Awards may be granted under a certain tax route, they may become subject to a different tax route in the future.

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11.                               TERM OF PLAN AND SUB-PLAN

Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any law applicable to Awards granted to Israeli Participants under this Sub-Plan or with the Company’s incorporation documents.

12.                               ONE TIME AWARD

The Awards and underlying Shares are extraordinary, one-time Awards granted to the Israeli Participants, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under applicable law.

*     *     *

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

10GEN, INC.

2008 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT — 102 CAPITAL GAINS ROUTE

MongoDB, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its Class A common stock (“Shares”).  The terms and conditions of this Option are set forth in the Stock Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan, including its Sub-Plan for Israeli Participants (together the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:	[Date of Grant]

Name of Optionee:	[First Name Last Name]

Number of Option Shares:	[Options Granted]

Exercise Price per Share:	[Exercise Price] (The Exercise Price per Share of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

Vesting Start Date:	[Vesting Start Date]

Type of Option:	Type of Grant: 102 Capital Gains Route

Vesting Schedule:

The Option vests with respect to the first 25% of the Shares when the Optionee completes 12 months of continuous Service after the Vesting Start Date, and with respect to an additional 1/48th of the Shares when the Optionee completes each full month of continuous Service thereafter.

MONGODB, INC.

NOTICE OF STOCK OPTION GRANT

1

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[FIRST NAME LAST NAME]	MONGODB, INC.

By:

Its: General Counsel

MONGODB, INC.

NOTICE OF STOCK OPTION GRANT

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10GEN, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

SECTION 1.KIND OF OPTION.

For purposes of U.S. tax treatment this Option is intended to be a non-statutory option, which is not intended to be an incentive stock option or meet the requirements of section 422 of the U.S. Internal Revenue Code.

For the purpose of Israeli law this Option is intended to be subject to tax under the Capital Gains Route under Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 of the Ordinance and any rules or regulations thereunder.

SECTION 2.VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option and the Shares shall vest in accordance with the schedule set forth in the Notice of Stock Option Grant.  If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates.  If your Option is granted in consideration of your Service as an Outside Director, after your Service as an Outside Director terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Outside Director terminates.

SECTION 3.TERM.

Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant (the “Expiration Date”).  Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4.REGULAR TERMINATION.

If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service.  During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

MONGODB, INC.

STOCK OPTION AGREEMENT

1

SECTION 5.DEATH.

If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death.  During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 6.DISABILITY.

If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.  During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability.  “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.  Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 7.EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A.  You must submit this form, together with full payment, to the Company.  Your exercise will be effective when it is received by the Company.  If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 8.TRUST

The Options, and the Shares issued upon exercise or otherwise and/or any additional rights, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Options (the “Additional Rights”) shall be issued to or controlled by the Trustee for the benefit of the Participant under the provisions of the 102 Capital Gains Route for at least the period stated in Section 102 of the Ordinance and the Income Tax Rules (Tax Benefits in Share Issuance to Employees) 5763-2003 (the “Rules”).  In the event the Options do not meet the requirements of Section 102 of the Ordinance, such Options and the underlying Shares shall not qualify for the favorable tax treatment under the Capital Gains Route of Section 102 of the Ordinance.  The Company makes no representations or guarantees that the Options will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102 of the Ordinance. Any fees associated with any exercise, sale, transfer or any act in relation to the Options shall be borne by the Participant and the Trustee and/or the Company and/or any Subsidiary shall be entitled to withhold or deduct such fees from payments otherwise due to from the Company or a Subsidiary or the Trustee. In accordance with the requirements of Section 102 of the Ordinance and the Capital Gains Route, the Participant shall not sell nor transfer the Shares or Additional Rights from the Trustee until the end of the required Holding Period.  Notwithstanding the above, if any such sale or transfer occurs before the end of the

MONGODB, INC.

STOCK OPTION AGREEMENT

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required Holding Period, the sanctions under Section 102 shall apply to and shall be borne by the Participant.

SECTION 9.PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents.  Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise.  To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes.  The Company will provide the forms necessary to make such a cashless exercise.  The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

SECTION 10.TAX WITHHOLDING AND REPORTING.

Any taxes, social insurances, health tax or National Insurance Contributions required to be withheld as a result of the Option exercise or the sale or transfer of Shares acquired upon exercise of this Option shall be borne solely by you.  You hereby authorize withholding from payroll or any other payment due you from the Company or your employer or the Trustee, including proceeds of sale of Shares, to satisfy any such withholding tax obligation.  The Company and the Trustee shall have no obligation to deliver or transfer Shares until the tax withholding obligations of the Company, the Trustee and your employer have been satisfied.  You acknowledge and agree that the ultimate liability for all the tax, social insurance obligations and National Insurance Contributions associated with the Option and the Shares are and remain your responsibility and that the Company and your employer: (i) make no representations or undertakings regarding the tax, social insurance or National Insurance Contribution treatment of any aspect of the Option, including the grant, vesting or settlement of the Option, the subsequent sale of Shares acquired pursuant to such settlement, or the receipt of any dividends and (ii) do not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate your tax, social insurance or National Insurance Contribution liability or obligations. The ramifications of any future modification of Applicable Laws regarding the taxation of the Options granted shall apply accordingly and the Participant shall bear the full cost thereof, unless such modified laws expressly provide otherwise.

MONGODB, INC.

STOCK OPTION AGREEMENT

3

SECTION 11.RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 12.RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 13.TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option.  This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will.  Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

SECTION 14.RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity.  The Company reserves the right to terminate your Service at any time and for any reason, subject to applicable laws, without thereby incurring any liability to you.

SECTION 15.STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 16.ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

MONGODB, INC.

STOCK OPTION AGREEMENT

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SECTION 17.LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 18.TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option.  The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation.  You agree that the Company shall not be held liable or responsible for any tax or financial consequences that you may incur in connection with your Option.

By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you.  YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 19.THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.  The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

MONGODB, INC.

STOCK OPTION AGREEMENT

5

SECTION 20.MISCELLANEOUS PROVISIONS.

(a)                                 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount even if options have been granted repeatedly in the past and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(b)                                 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary.

(c)                                  You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)                                 You acknowledge and agree that you are voluntarily participating in the Plan.

(e)                                  You acknowledge and agree that The future value of the underlying Shares is unknown and cannot be predicted with certainty.  If you obtain Shares upon settlement of the Option, the value of those Shares may increase or decrease.

(f)                                   You hereby authorize and direct your employer to disclose to the Company or any Subsidiary or the Trustee any information regarding your employment, the nature and amount of the your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(g)                                  You hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among the Company, its Subsidiaries, the Trustee and your employer for the exclusive purpose of implementing, administering and managing your  participation in the Plan. You understand that the Company (and its Subsidiaries) holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and

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STOCK OPTION AGREEMENT

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managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country.  You further understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s human resources representative in writing.  You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon settlement of the Option.  You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan.  You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s human resources representative.  You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.  For more information on the consequences of your refusal to consent or withdrawal of consent you understand that you may contact the Company’s human resources representative.

(h)                                 You acknowledge and agree that you may be responsible for reporting cash transactions inbound and/or outbound that exceed a certain amount and may be responsible for reporting inbound and/or outbound international fund transfers of any value, which do not involve a local bank. You are advised to seek appropriate professional advice as to how the exchange control regulations apply to your specific situation.

(i)                                     The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

(j)                                    To the extent that you have been provided with a translation of the Agreement, the English language version of this Agreement shall prevail in case of any discrepancies or ambiguities due to translation or inconsistencies or conflicts between different language versions of the Agreement.

(k)                                 Notwithstanding any provisions in the Agreement, the Option shall be subject to any special terms and conditions set forth in Appendix A to this Agreement for your country, which shall constitute part of the Agreement. Moreover, if you relocate to one of the countries included in Appendix A, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or

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advisable in order to comply with applicable law or facilitate the administration of the Plan.

(l)                                     You acknowledge that you are familiar with Section 102 and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to the Options, and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, Section 102 may not apply.You agree to the terms and conditions of the trust deed signed between the Trustee and the Company and your employer.

(m)                             You acknowledge that releasing the Options and Shares from the holding or control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions.

(n)                                 You confirm that you are a resident of the State of Israel for tax purposes on the grant date and agree to notify the Company upon any change in the residence address indicated above and acknowledge that if you cease to be an Israeli resident or if your engagement with the Company or Subsidiary is terminated and you are no longer employed by the Company or any Subsidiary, the Options and Shares shall remain subject to Section 102, the trust agreement, the Plan and this Agreement;

(o)                                 You acknowledge that at the time of grant of the Options herein, or as a consequence of the grant, you are not and will not become a holder of a “controlling interest” in the Company, as such term is defined in Section 32(9) of the Ordinance.

(p)                                 You acknowledge that the grant of Options is conditioned upon your execution of all documents requested by the Company or the Trustee.

SECTION 21.APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of New York (without regard to their choice of law provisions).

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EXHIBIT A

[A copy of this agreement should be provided to the Trustee]

10GEN, INC. 2008 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of             ,     , between MongoDB, Inc. (the “Company”), and [First Name Last Name] (“Purchaser”).

W I T N E S S E T H:WHEREAS, THE COMPANY GRANTED PURCHASER A STOCK OPTION ON [DATE OF GRANT] (THE “DATE OF GRANT”) PURSUANT TO A STOCK OPTION AGREEMENT (THE “OPTION AGREEMENT”) UNDER WHICH PURCHASER HAS THE RIGHT TO PURCHASE UP TO [OPTIONS GRANTED] SHARES OF THE COMPANY’S CLASS A COMMON STOCK (THE “OPTION SHARES”); AND

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the 10Gen, Inc. 2008 Stock Incentive Plan (the “Plan”).  Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1.PURCHASE OF SHARES.

(a)                                 Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to the Trustee for the benefit of Purchaser [         ] shares of the Company’s Class A common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement.  Payment shall be delivered at the Closing, as such term is defined below.

(b)                                 The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2.REPURCHASE RIGHT.

All shares of the Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of the Option Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).  The Company shall have the right, within

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ninety (90) days after the termination of Purchaser’s services to the Company (the “Termination Date”), to purchase from Purchaser all Subject Shares as of the Termination Date.  The repurchase price shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement.  For purposes of this Section 2, the date the Company exercises its Repurchase Right shall be deemed to be the Termination Date. The Repurchase Right under this Section 2 shall lapse with respect to the Subject Shares in accordance with the vesting schedule in the Option Agreement.

SECTION 3.EXERCISE OF REPURCHASE RIGHT.

The Company shall be deemed to have exercised its Repurchase Right automatically for all Subject Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Subject Shares pursuant to Section 16 that it will not exercise its Repurchase Rights as to some or all of the Subject Shares.  The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer.  The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser or the Trustee the repurchase price determined according to Section 2, above.  The repurchase price shall be paid by certified or cashier’s check or by cancellation of any purchase money indebtedness of Purchaser to the Company.

SECTION 4.WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE RIGHT.

If the Company waives or fails to exercise the Repurchase Right as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine.  In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right.  The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 2 above, notify Purchaser and the Trustee of the number of shares subject to the Repurchase Right assigned to such stockholders and shall notify the Trustee, Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date.  In the event that the Company and/or such assignees do not elect to exercise the Repurchase Right as to all or part of the shares subject to it, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5.RESERVED

SECTION 6.ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Repurchase Right and the Right of First Refusal, as defined below, with the same

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force and effect as the shares subject to the Repurchase Right and the Right of First Refusal.  While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.  Appropriate adjustments shall also be made to the number and/or class of shares subject to the Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right and Right of First Refusal may be exercised by the Company’s successor.

SECTION 7.THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of the Trustee for the benefit of the Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a)                                 Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws.  The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b)                                 Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares.  The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice.  An election to purchase shall be made by written notice to Purchaser.  Payment for shares purchased pursuant to this Section 7 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c)                                  If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound.  The

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NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d)                                 Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 7.

(e)                                  Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f)                                   Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g)                                  This Section 7 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.  The transferee shall execute a copy of the attached Exhibit D and file the same with the Secretary of the Company.

SECTION 8.PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE RIGHT OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9.TRANSFER BY PURCHASER TO CERTAIN PEOPLE.

(a)                                 Notwithstanding anything herein to the contrary, Purchaser may not transfer, assign, encumber or otherwise dispose of any Subject Shares without the Company’s written consent.

MONGODB, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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SECTION 10.LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 11.PURCHASER’S INVESTMENT REPRESENTATIONS.

(a)                                 This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

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(b)                                 Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c)                                  Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and payment of any and all taxes due as a result of such disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)                                 With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption.  In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)                                  Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period.  Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

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SECTION 12.NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 13.RIGHTS OF PURCHASER.

(a)                                 Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock, as beneficial owner of the Common Stock held by the Trustee for the benefit of the Purchaser.

(b)                                 Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity.  The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 14.RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.  Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies.  Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which

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are necessary to give further effect thereto.  To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 15.OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 16.NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office or foreign equivalent with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 17.SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns.  The failure of the Company in any instance to exercise the Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18.APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such state.

SECTION 19.NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF NEW YORK, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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SECTION 20.NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 21.ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MongoDB, INC.	[First Name Last Name] (PURCHASER)

By:
Signature
Its:

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EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

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EXHIBIT B

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT
OF

MONGODB, INC.

The undersigned, as transferee of shares of MongoDB, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of MongoDB, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated: , .

(Signature of Transferee)

(Printed Name of Transferee)

MONGODB, INC.

EXHIBIT B TO STOCK OPTION AGREEMENT

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